Exhibit 10.2

SALE AND SERVICING AGREEMENT

by and among

PORSCHE FINANCIAL AUTO SECURITIZATION TRUST 2026-1,

as Issuer

PORSCHE AUTO FUNDING LLC,

as Seller

PORSCHE FINANCIAL SERVICES, INC.,

as Servicer

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of September 30, 2026

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Page

Schedule I	Notice Addresses

Exhibit A	Form of Assignment pursuant to Sale and Servicing Agreement

Exhibit B	Perfection Representations, Warranties and Covenants

Exhibit C	Servicing Criteria

Exhibit D	Form of Indenture Trustee’s Annual Certification

Appendix A	Definitions

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THIS SALE AND SERVICING AGREEMENT, dated as of September 30, 2026 (together with all exhibits, schedules and appendices hereto and as from time to time amended, supplemented, restated or otherwise modified and in effect, this “Agreement”), is by and among PORSCHE FINANCIAL AUTO SECURITIZATION TRUST 2026-1 (the “Issuer”), a Delaware statutory trust, PORSCHE AUTO FUNDING LLC, a Delaware limited liability company, as seller (the “Seller”), PORSCHE FINANCIAL SERVICES, INC., a Delaware corporation (“PFS”), as servicer (in such capacity, the “Servicer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”).

WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables, including retail motor vehicle installment sales contracts that are secured by new, CPO and used automobiles and sport utility vehicles;

WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer; and

WHEREAS, PFS is willing to service such motor vehicle receivables and related property on behalf of the Issuer;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

SECTION 1.1      Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

SECTION 1.2      Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (b) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (d) the term “including” and all variations thereof means “including without limitation”; (e) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (f) references to any Person include that Person’s successors and assigns; (g) unless the context otherwise requires, defined terms shall be equally applicable to both the singular and plural forms; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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ARTICLE II

CONVEYANCE OF TRANSFERRED ASSETS

SECTION 2.1      Conveyance of Transferred Assets. In consideration of the Issuer’s sale and delivery to, or upon the order of, the Seller of all of the Notes and the Certificate on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the Transferred Assets, as evidenced by an assignment substantially in the form of Exhibit A delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

SECTION 2.2      Custody of Receivable Files.

(a)            Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer and the Indenture Trustee, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby or will hereby be constructively delivered to the Indenture Trustee (or its agent or designee), as pledgee of the Issuer pursuant to the Indenture with respect to each Receivable (but only to the extent applicable to such Receivable) (the “Receivable Files”):

(i)	the fully executed original, electronically authenticated original or authoritative copy of the Contract, as applicable (in each case within the meaning of the UCC) related to such Receivable, including any written amendments or extensions thereto;

(ii)	the original Certificate of Title or, if not yet received, evidence that an application therefor has been submitted with the appropriate authority, a guaranty of title from a Dealer or such other document (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer keeps on file, in accordance with its Customary Servicing Practices, evidencing the security interest of the Originator in the Financed Vehicle; provided, however, that in lieu of being held in the Receivable File, the Certificate of Title may be held by a third party service provider engaged by the Servicer to obtain and/or hold Certificates of Title; and

(iii)	any and all other documents that the Servicer or the Seller keeps on file, in accordance with its Customary Servicing Practices, relating to a Receivable, an Obligor or a Financed Vehicle (but only to the extent applicable to such Receivable).

The foregoing appointment of the Servicer is deemed to be made with due care.

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(b)            Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee. In performing its duties as custodian, the Servicer shall act in accordance with its Customary Servicing Practices. The Servicer may, in accordance with its Customary Servicing Practices: (i) maintain all or a portion of the Receivable Files in electronic form and (ii) maintain custody of all or any portion of the Receivable Files with one or more of its agents or designees.

(c)            Maintenance of and Access to Records. The Servicer will maintain each Receivable File in the United States (it being understood that the Receivable Files, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.5). The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours, which do not unreasonably interfere with the Servicer’s normal operations, at the respective offices of the Servicer.

(d)            Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable, to the extent it does not unreasonably interfere with the Servicer’s normal operations. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so. Any document so released will be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.

(e)            Instructions; Authority to Act. All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

(f)            Custodian’s Indemnification. Subject to Section 6.2, the Servicer as custodian will indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer will not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misconduct, bad faith or negligence of the Indenture Trustee, the Owner Trustee or the Issuer or (ii) to the Indenture Trustee for any portion of any such amount resulting from the failure of the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee to handle with due care any Certificate of Title or other document released to the Indenture Trustee or the Indenture Trustee’s agent or designee pursuant to Section 2.2(d).

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(g)            Effective Period and Termination. The Servicer’s appointment as custodian will become effective as of the Cut-Off Date and will continue in full force and effect until terminated pursuant to this Section. If PFS resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than a majority of the aggregate Note Balance of the Outstanding Notes, in the same manner as the Indenture Trustee or such Noteholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee (or, at the direction of the Indenture Trustee, to its agent) the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate; provided, however, that with respect to authoritative copies of the Receivables constituting chattel paper evidenced by an electronic copy, the Servicer, as custodian, in its sole discretion, shall either (i) continue to hold any such authoritative copies on behalf of the Issuer and the Indenture Trustee or the Indenture Trustee’s agent or (ii) deliver copies of such authoritative copies and destroy the authoritative copies maintained by the Servicer prior to its termination such that such copy delivered to the Indenture Trustee or the Indenture Trustee’s agent becomes the authoritative copy of the Receivable constituting chattel paper evidenced by an electronic copy.

ARTICLE III

ADMINISTRATION AND SERVICING OF
RECEIVABLES AND TRUST PROPERTY

SECTION 3.1      Duties of Servicer.

(a)            The Servicer is hereby appointed by the Issuer and authorized to act as agent for the Issuer and in such capacity shall manage, service, administer and make collections on the Receivables in accordance with its Customary Servicing Practices, using the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer’s duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending invoices to Obligors, reporting any required tax information to Obligors, accounting for Collections and furnishing monthly and annual statements to the Indenture Trustee with respect to distributions. The Servicer is not required under the Transaction Documents to make any disbursements via wire transfer or otherwise on behalf of an Obligor. There are no requirements under the Receivables or the Transaction Documents for funds to be, and funds shall not be, held in trust for an Obligor. No payments or disbursements are required to be made by the Servicer on behalf of an Obligor. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the Servicer shall not be liable for any failure or delay in the performance of its obligations or the taking of any action hereunder or under any other Transaction Document (and such failure or delay shall not constitute a breach of any Transaction Document or a Servicer Replacement Event) if such failure or delay arises from compliance by the Servicer with any law or court order, the direction of a regulatory authority or regulatory guidance.

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(b)            The Servicer will follow its Customary Servicing Practices and will have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Receivables or to the Financed Vehicles securing such Receivables. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Receivable or an Insurance Policy or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor, a Financed Vehicle or an Insurance Policy. If the Servicer commences a legal proceeding to enforce a Receivable or an Insurance Policy, the Issuer will thereupon be deemed to have automatically assigned such Receivable or its rights under such Insurance Policy to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable or an Insurance Policy on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable or an Insurance Policy, the Issuer will, at the Servicer’s expense and direction, take steps to enforce the Receivable or an Insurance Policy, including bringing suit in its name or the name of the Indenture Trustee. The Issuer will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof.

(c)            The Servicer hereby agrees that upon its resignation and the appointment of a successor Servicer hereunder, the Servicer will terminate its activities as Servicer hereunder in accordance with Section 7.1, and, in any case, in a manner which the Indenture Trustee reasonably determines will facilitate the transition of the performance of such activities to such successor Servicer, and the Servicer shall cooperate with and assist such successor Servicer.

(d)            The Servicer shall not be required to monitor whether Obligors maintain an Insurance Policy on the Financed Vehicles.

SECTION 3.2      Collection of Receivable Payments.

(a)            The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same become due in accordance with its Customary Servicing Practices. Subject to Section 3.5, the Servicer may grant extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable in accordance with its Customary Servicing Practices; provided, however, that if the Servicer (i) extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period immediately preceding the latest Final Scheduled Payment Date of any Notes issued under the Indenture or (ii) reduces the Contract Rate or Outstanding Principal Balance with respect to any Receivable other than as required by applicable law (including, without limitation, by the Servicemembers Civil Relief Act) or court order or at the direction of a regulatory authority or in accordance with regulatory guidance, it will either correct such action or promptly purchase such Receivable in the manner provided in Section 3.6 if such change in the Receivable would materially and adversely affect the interests of the Issuer or the Noteholders in such Receivable. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable.

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(b)            Subject to the proviso of the second sentence of the first paragraph of Section 3.2(a), the Servicer and its Affiliates may engage in any marketing practice or promotion or any sale of any products, goods or services to Obligors with respect to the related Receivables so long as such practices, promotions or sales are offered to obligors of comparable motor vehicle receivables serviced by the Servicer for itself and others, whether or not such practices, promotions or sales might result in a decrease in the aggregate amount of payments on the Receivables, prepayments or faster or slower timing of the payment of the Receivables.

(c)            Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable and deposit the full Outstanding Principal Balance of such refinanced Receivable into the Collection Account as soon as practical. The receivable created by such refinancing shall not be property of the Issuer. The Servicer and its Affiliates may also sell insurance or debt cancellation products, including products which result in the cancellation of some or all of the amount of a Receivable upon the death or disability of the related Obligor or any casualty with respect to the Financed Vehicle.

(d)            The Servicer shall not be required to make any advances of funds or guarantees regarding collections, cash flows or distributions. Payments on the Receivables, including payoffs, made in accordance with the related documentation for such Receivables, shall be posted to the Servicer’s Obligor records in accordance with the Servicer’s Customary Servicing Practices. Such payments shall be allocated to principal, interest or other items in accordance with the related documentation for such Receivables.

(e)            Records documenting collection efforts shall be maintained during the period a Receivable is delinquent in accordance with the Servicer’s Customary Servicing Practices. Such records shall be maintained on at least a periodic basis that is not less frequent than as prescribed by the Servicer’s Customary Servicing Practices, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment) in accordance with the Servicer’s Customary Servicing Practices.

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SECTION 3.3      Realization Upon Receivables. On behalf of the Issuer, the Servicer will use commercially reasonable efforts, consistent with its Customary Servicing Practices, to repossess or otherwise convert the ownership of and liquidate the Financed Vehicle securing any Receivable as to which the Servicer has determined eventual payment in full is unlikely unless it determines in its sole discretion that repossession will not increase the Liquidation Proceeds by an amount greater than the expense of such repossession or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer will follow such Customary Servicing Practices as it deems necessary or advisable, which may include reasonable efforts to realize upon any recourse to any Dealer and selling the related Financed Vehicle at public or private sale. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle. For the avoidance of doubt, the Servicer may determine, in its sole discretion, that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses and may expend funds in connection with the repair or repossession of such Financed Vehicle. The Servicer, in its sole discretion, may in accordance with its Customary Servicing Practices sell any Receivable’s deficiency balance. To facilitate any such sale, the Servicer may, in accordance with its Customary Servicing Practices, purchase from the Issuer such Receivable’s deficiency balance for a purchase price equal to the proceeds received by the Servicer in an arm’s length transaction for the sale of such Receivable’s deficiency balance. Net proceeds of any such sale allocable to the Receivable will constitute Liquidation Proceeds, and the sole right of the Issuer and the Indenture Trustee with respect to any such sold Receivables will be to receive such Liquidation Proceeds. Upon such sale, the Servicer will mark its computer records indicating that any such receivable sold is no longer a Receivable. The Servicer is authorized to take any and all actions necessary or appropriate on behalf of the Issuer to evidence the sale of the Financed Vehicle at a public or private sale or the sale of the Receivable to the Servicer to facilitate a deficiency balance sale pursuant to the provisions of this paragraph, in each case, free from any Lien or other interest of the Issuer or the Indenture Trustee. The Servicer may, in accordance with its Customary Servicing Practices, waive any deficiency balance.

SECTION 3.4      Maintenance of Security Interests in Financed Vehicles. The Servicer will, in accordance with its Customary Servicing Practices, take such steps as are necessary and available to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The provisions set forth in this Section are the sole requirements under the Transaction Documents with respect to the maintenance of collateral or security on the Receivables. It is understood that the Financed Vehicles are the collateral and security for the Receivables, but that the Certificate of Title with respect to a Financed Vehicle does not constitute collateral for that Receivable and merely evidences such security interest. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

SECTION 3.5      Covenants of Servicer. Unless required by law or court order, or at the direction of a regulatory authority or in accordance with regulatory guidance, the Servicer will not release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except (a) in the event of payment in full by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its Customary Servicing Practices, (b) in connection with repossession or (c) except as may be required by an insurer in order to receive proceeds from any Insurance Policy covering such Financed Vehicle.

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SECTION 3.6      Purchase of Receivables Upon Breach. Upon discovery by or written notice to a Responsible Officer of the Seller or the Servicer of a breach of any of the covenants set forth in Section 3.2, 3.3, 3.4 or 3.5 with respect to any Receivable which materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, the party discovering such breach or receiving written notice of such breach shall give prompt written notice thereof to the other parties hereto; provided, that delivery of a Servicer’s Certificate which identifies that Receivables are being or have been repurchased shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the Indenture Trustee and the Owner Trustee will be deemed to have knowledge of such breach only if a Responsible Officer of the Indenture Trustee or Owner Trustee, as applicable, has actual knowledge thereof, including without limitation upon receipt by a Responsible Officer of written notice thereof; provided, further, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. The Indenture Trustee need not investigate the facts stated in a Servicer’s Certificate delivered in accordance with the foregoing sentence. If the breach materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, or if the Servicer is required to purchase a Receivable pursuant to Section 3.2, then the Servicer shall either (a) correct or cure such breach, if applicable, or (b) purchase such Receivable from the Issuer, in either case on or before the Payment Date following the end of the Collection Period which includes the 60th day (or, if the Servicer elects, an earlier date) after the date that the Servicer became aware or was notified of such breach. Any such breach or failure will be deemed not to materially and adversely affect the Issuer or the Noteholders if such breach or failure has not affected the ability of the Issuer to receive and retain payment in full on such Receivable. Any such purchase by the Servicer shall be at a price equal to the related Repurchase Price. In consideration for such purchase, the Servicer shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to noon, New York City time, on such date of purchase (or, if the Servicer elects, an earlier date). Upon payment of such Repurchase Price by the Servicer, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by the Servicer to evidence such release, transfer or assignment or more effectively vest in the Servicer or its designee any Receivable purchased pursuant to this Section 3.6. It is understood and agreed that the obligation of the Servicer to purchase any Receivable as described above shall constitute the sole remedy with respect to such breach available to the Issuer and the Indenture Trustee.

SECTION 3.7      Servicing Fee. On each Payment Date, the Indenture Trustee on behalf of the Issuer shall pay to the Servicer the Servicing Fee and any Investment Earnings in accordance with Section 4.4(a) for the immediately preceding Collection Period as compensation for its services.  In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees.

SECTION 3.8      Servicer’s Certificate. On or before the Determination Date preceding each Payment Date, the Servicer shall deliver to the Indenture Trustee and each Paying Agent, with a copy to each of the Rating Agencies, a Servicer’s Certificate containing all information necessary to make the payments, transfers and distributions pursuant to Sections 4.3 and 4.4 on such Payment Date (and, if applicable, Section 5.4 of the Indenture), together with the written statements to be furnished by the Indenture Trustee to the Noteholders pursuant to Section 4.6 hereof and Section 6.6 of the Indenture. At the sole option of the Servicer, each Servicer’s Certificate may be delivered in electronic or hard copy format. No disbursements shall be made directly by the Servicer to a Noteholder or a Certificateholder, and the Servicer shall not be required to maintain any investor record relating to the posting of disbursements or otherwise.

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SECTION 3.9      Annual Officer’s Certificate; Notice of Servicer Replacement Event.

(a)            The Servicer will deliver to the Rating Agencies and the Issuer, with a copy to the Indenture Trustee, on or before March 30 of each calendar year, beginning on March 30, 2027 an Officer’s Certificate (with appropriate insertions) providing such information as is required under Item 1123 of Regulation AB.

(b)            The Servicer will deliver to the Issuer, with a copy to the Indenture Trustee, promptly after having obtained knowledge thereof written notice of the occurrence of any Servicer Replacement Event. Except to the extent set forth in this Section 3.9(b) and Section 7.2 of this Agreement and Section 3.12 of the Indenture, the Transaction Documents do not require any policies or procedures to monitor any performance or other triggers and events of default.

(c)            The Servicer will deliver to the Issuer, on or before March 30 of each calendar year, beginning on March 30, 2027, a report regarding the Servicer’s assessment of compliance with the Servicing Criteria specified in Exhibit C as applicable to the Servicer during the immediately preceding calendar year, including disclosure of any material instance of non-compliance identified by the Servicer, as required under paragraph (b) of Rule 13a-18 and Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB, or such other criteria as mutually agreed upon by the Seller and the Servicer.

SECTION 3.10      Servicer Expenses. The Servicer shall pay all expenses (other than expenses described in the definition of Liquidation Proceeds) incurred by it in connection with its activities hereunder, including fees, expenses, indemnities and disbursements of the Indenture Trustee (as more fully described in Section 6.7 of the Indenture), the Owner Trustee (as more fully described in Sections 8.1 and 8.2 of the Trust Agreement), independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Noteholders and the Certificateholder.

SECTION 3.11      Exchange Act Filings. The Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Exchange Act, and the rules thereunder.

SECTION 3.12      Annual Registered Public Accounting Firm Attestation. On or before March 30 of each calendar year, beginning March 30, 2027, the Servicer shall cause a firm of independent registered public accountants (who may also render other services to the Servicer, the Seller or their respective Affiliates) to furnish to the Issuer, with a copy to the Indenture Trustee, the Servicer, and the Seller, each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any Affiliate thereof during the related fiscal year delivered by such accountants pursuant to paragraph (c) of Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. The certification required by this paragraph may be replaced by any similar certification using other procedures or attestation standards which are now or in the future in use by servicers of comparable assets, or which otherwise comply with any rule, regulation, “no action” letter or similar guidance promulgated by the Commission.

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The Servicer, however, shall not be obligated to add as an addressee or reliance party with respect to any report described above any Person who does not comply with or agree to the required procedures of such firm of independent certified public accountants, including but not limited to execution of engagement letters or access letters regarding such reports.

SECTION 3.13      Noteholder Communication. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) may send a request to the Seller at any time notifying the Seller that such Noteholder or Note Owner, as applicable, would like to communicate with other Noteholders or Note Owners, as applicable, with respect to an exercise of their rights under the terms of the Transaction Documents. If the requesting party is not a Noteholder as reflected on the Note Register, the Seller may require that the requesting party provide Verification Documents. Each request must include (i) the name of the requesting Noteholder or Note Owner, as applicable and (ii) a description of the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner. A Noteholder or Note Owner, as applicable, that delivers a request under this Section 3.13 will be deemed to have certified to the Issuer and PFS that its request to communicate with other Noteholders or Note Owners, as applicable, relates solely to a possible exercise of rights under the Indenture or the other Transaction Documents, and will not be used for other purposes. In each monthly distribution report on Form 10-D under the Exchange Act with respect to the Issuer, the Seller shall include disclosure regarding any request that complies with the requirements of this Section 3.13 received during the related Collection Period from a Noteholder or Note Owner to communicate with other Noteholders or Note Owners, as applicable, related to the Noteholders or Note Owners exercising their rights under the terms of the Transaction Documents. The disclosure in such Form 10-D regarding the request to communicate shall include (w) the name of the investor making the request, (x) the date the request was received, (y) a statement to the effect that the Seller has received a request from such Noteholder or Note Owner, as applicable, stating that such Noteholder or Note Owner, as applicable, is interested in communicating with other Noteholders or Note Owners, as applicable, with regard to the possible exercise of rights under the Transaction Documents, and (z) a description of the method other Noteholders or Note Owners, as applicable, may use to contact the requesting Noteholder or Note Owner. The Seller and the Servicer will be responsible for any expenses incurred in connection with the filing of such disclosure and the reimbursement of any costs incurred by the Indenture Trustee in connection with the preparation thereof.

ARTICLE IV

DISTRIBUTIONS; ACCOUNTS;
STATEMENTS TO THE CERTIFICATEHOLDER
AND THE NOTEHOLDERS

SECTION 4.1      Establishment of Accounts.

(a)            The Servicer shall cause to be established:

(i)	For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by the Indenture Trustee or its designee and maintained with the Securities Intermediary. No checks shall be issued, printed or honored with respect to the Collection Account.

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(ii)	For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the “Principal Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by the Indenture Trustee or its designee and maintained with the Securities Intermediary and which may be a sub-account of the Collection Account. No checks shall be issued, printed or honored with respect to the Principal Distribution Account.

(iii)	For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by the Indenture Trustee or its designee and maintained with the Securities Intermediary. No checks shall be issued, printed or honored with respect to the Reserve Account.

(b)            Funds on deposit in the Collection Account, the Reserve Account and the Principal Distribution Account (collectively, the “Trust Accounts”) shall be invested by the Securities Intermediary in Permitted Investments selected in writing by the Servicer and of which the Servicer provides notification (pursuant to standing instructions or otherwise); provided, that it is understood and agreed that none of the Servicer, the Indenture Trustee, the Securities Intermediary or the Issuer shall be liable for any loss arising from such investment in Permitted Investments. All such Permitted Investments shall be held by or on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders; provided, that on each Payment Date all Investment Earnings on funds on deposit in the Trust Accounts shall be distributed to the Servicer as additional servicing compensation and shall not be available to pay any other distributions provided for in Section 4.4(a) or Section 5.4(b) of the Indenture, as applicable. Except in the event that the Rating Agency Condition is satisfied, all investments of funds on deposit in the Trust Accounts shall mature so that such funds will be available on the next Payment Date. No Permitted Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Permitted Investment and the Servicer directs the Securities Intermediary in writing to dispose of such Permitted Investment.

(c)            Except as otherwise provided in Section 4.1(b), the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds and proceeds shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any Trust Account ceases to be an Eligible Account, the Servicer shall promptly notify the Indenture Trustee in writing (unless such Trust Account is an account with the Indenture Trustee) and within ten (10) Business Days (or any longer period if the Rating Agency Condition is satisfied with respect to such longer period) after becoming aware of the fact, establish a new Trust Account (with the assistance of the Indenture Trustee and the Securities Intermediary as may be necessary) as an Eligible Account and shall direct the Indenture Trustee to transfer any cash and/or any investments to such new Trust Account.

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(d)            With respect to the Trust Account Property, the parties hereto agree that:

(i)	any Trust Account Property that consists of uninvested funds shall be held solely in Eligible Accounts and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and, except as otherwise provided in the Transaction Documents, the Indenture Trustee or its designee shall have sole signature authority with respect thereto;

(ii)	any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or its designee, in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Indenture Trustee or any such designee;

(iii)	any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (iv) below shall be delivered to the Indenture Trustee or its designee in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Trustee or such designee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its designee’s) ownership of such security on the books of the issuer thereof;

(iv)	any Trust Account Property that is an uncertificated security that is a “book-entry security” (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account at a Federal Reserve Bank and eligible for transfer through the Fedwire® Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Indenture Trustee or its designee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or such designee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

(v)	to the extent any Trust Account Property is credited to a securities account, the account agreement establishing such securities account shall provide that the account agreement is governed solely by the law of the State of New York and that the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention; and such institution acting as securities intermediary shall have at the time of entry of the account agreement and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America which satisfies the criteria provided in Article 4(1)(a) or (b) of the Hague Securities Convention, and the jurisdiction of such institution acting as securities intermediary with respect to such securities account shall be the State of New York; and (if the Indenture Trustee is not the securities intermediary with respect to such securities account) the Indenture Trustee, the Issuer and such securities intermediary shall agree in writing that such securities intermediary will comply with entitlement orders originated by the Indenture Trustee with respect to such securities account without further consent of the Issuer.

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(e)            U.S. Bank National Association, to the extent it is acting in the capacity of securities intermediary with respect to Trust Account Property, represents, warrants and covenants that:

(i)	it is a “securities intermediary,” as such term is defined in Section 8-102(a)(14)(ii) of the relevant UCC, that in the ordinary course of its business maintains “securities accounts” for others, as such term is used in Section 8-501 of the relevant UCC, and an “intermediary” as defined in the Hague Securities Convention;

(ii)	pursuant to Section 8-110(e)(1) of the relevant UCC for purposes of the relevant UCC, the jurisdiction of the securities intermediary is the State of New York. Further, the law of the State of New York shall govern all issues specified in Article 2(1) of the Hague Securities Convention; and

(iii)	it has and shall continue to have at all relevant times one or more offices (within the meaning of the Hague Securities Convention) in the United States of America engaged in a business or other regular activity of maintaining securities accounts.

(f)            Except for the Collection Account, the Reserve Account and the Principal Distribution Account, there are no accounts required to be maintained under the Transaction Documents. No checks shall be issued, printed or honored with respect to the Collection Account, the Reserve Account or the Principal Distribution Account.

(g)            To the extent that there are any other agreements with the Indenture Trustee governing the Trust Accounts, the parties agree that each and every such agreement is hereby amended to provide that, with respect to the Trust Accounts, the law applicable to all issues specified in Article 2(1) of the Hague Securities Convention shall be the laws of the State of New York.

SECTION 4.2      Remittances. Prior to the satisfaction and discharge of the Indenture with respect to the Collateral, the Servicer shall deposit an amount equal to all Collections into the Collection Account within two (2) Business Days after identification; provided, however, that if the Monthly Remittance Condition is satisfied, then the Servicer shall not be required to deposit into the Collection Account an amount equal to the Collections received during any Collection Period until noon, New York City time, on the Business Day immediately preceding each Payment Date. The “Monthly Remittance Condition” shall be deemed to be satisfied if (i) PFS is the Servicer, (ii) no Servicer Replacement Event has occurred and is continuing and (iii) PFS has (x) a short-term debt rating of at least “P-2” from Moody’s and (y) a short-term debt rating of at least “A-2” from S&P. Notwithstanding the foregoing, the Servicer may remit Collections to the Collection Account on any other alternate remittance schedule (but not later than the related Payment Date) if the Rating Agency Condition is satisfied with respect to such alternate remittance schedule. Pending deposit into the Collection Account, Collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds. The Servicer may deduct from Collections all Unrelated Amounts to the extent such Unrelated Amounts have not been previously reimbursed to the Servicer.

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SECTION 4.3      Additional Deposits and Payments; Servicer Advances.

(a)            On the Business Day immediately preceding each Payment Date, the Servicer and the Seller will deposit into the Collection Account the aggregate Repurchase Price with respect to Repurchased Receivables purchased by the Servicer or repurchased by the Seller, respectively, on such Payment Date or during the related Collection Period and the Servicer will deposit into the Collection Account all amounts, if any, to be paid under Section 8.1 in connection with the Optional Purchase. In addition, on the Business Day immediately preceding each Payment Date, the Seller will deposit (or cause to be deposited) into the Collection Account an amount equal to the Adjusted Aggregate Delayed Principal Amount, if any. All such deposits with respect to a Payment Date will be made, in immediately available funds by 11:00 a.m., New York City time, on the Business Day immediately preceding such Payment Date related to such Collection Period.

(b)            The Indenture Trustee will, on each Payment Date, withdraw from the Reserve Account the Reserve Account Excess Amount, if any, for such Payment Date and deposit such amounts in the Collection Account based solely on and in accordance with the Servicer’s Certificate.

(c)            On each Payment Date, the Servicer may in its sole discretion deposit into the Collection Account prior to 11:00 a.m., New York City time, an advance in an amount equal to the lesser of (a) any shortfall in the amounts available to make the payments in clauses second through fifth of Section 4.4(a) and (b) the aggregate scheduled monthly payments due on Receivables but not received during and prior to the related Collection Period (each, a “Delinquency Advance”); provided, however, that the Servicer shall not be obligated to make any Advance. On each Payment Date, the Servicer may in its sole discretion deposit into the Collection Account prior to 11:00 a.m., New York City time, an advance in an amount equal to any shortfall in the amounts available to make the payments in clauses first through fourth of Section 4.4(a) or Section 5.4(b) of the Indenture, as applicable, to the extent the Servicer reasonably believes that there is a substantial likelihood that it will recover such amounts from Collections on the Receivables (each, a “Liquidity Advance”). No Delinquency Advances or Liquidity Advances will be made with respect to Defaulted Receivables. As of the close of business on the last day of a Collection Period, if the Obligor shall be entitled to a rebate of an insurance policy or other ancillary product, then the Servicer may, at its option, advance to the Obligor an amount equal to such rebate to the extent the Servicer expects to recover the amount of the rebate from the insurer, the seller of the ancillary product or another Person (each, a “Rebate Advance” and, together with Delinquency Advances and Liquidity Advances, each, an “Advance”). Rebate Advances can be delivered to the Obligors and reported in the Servicer’s Certificates in any manner the Servicer may select in its discretion. Without limiting the foregoing, a Rebate Advance can be made, in the discretion of the Servicer, by a reduction of the Outstanding Principal Balance of the applicable Receivable and may be included in any Servicer’s Certificate as a principal collection. The Servicer may not make an Advance unless it reasonably believes, in its sole discretion, that such Advance is likely to be recoverable from subsequent Collections or Recoveries on the Receivables.

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(d)            The Indenture Trustee will, on each Payment Date, withdraw from the Reserve Account the Reserve Account Draw Amount and deposit such amount in the Collection Account based solely on and in accordance with the Servicer’s Certificate.

(e)            On the Closing Date the Seller will deposit, or cause to be deposited from proceeds of the sale of the Notes, into the Reserve Account an amount equal to the Initial Reserve Account Deposit Amount.

SECTION 4.4      Distributions.

(a)            Unless the Notes have been accelerated pursuant to Section 5.2 of the Indenture, on each Payment Date, the Indenture Trustee (based solely on information contained in, and as directed by, the Servicer’s Certificate delivered on or before the related Determination Date pursuant to Section 3.8) shall make the following deposits and distributions, to the extent of Available Funds, and any Adjusted Aggregate Delayed Principal Amount, Advances made on such Payment Date pursuant to Section 4.3(c) and the Reserve Account Draw Amount, on deposit in the Collection Account for such Payment Date, in the following order of priority:

(i)	first, to the Servicer (or any predecessor Servicer, if applicable), for reimbursement of all outstanding Advances, if any;

(ii)	second, to the Servicer, the Servicing Fee, together with any unpaid Servicing Fees with respect to one or more prior Collection Periods, and any Investment Earnings;

(iii)	third, pro rata, (i) to the Indenture Trustee and the Owner Trustee, any accrued and unpaid fees, reasonable expenses and indemnification amounts (including any such fees, expenses and indemnification amounts with respect to prior Collection Periods), in each case, due and payable under this Agreement, the Trust Agreement and the Indenture, as applicable, and (ii) to the Asset Representations Reviewer, any accrued and unpaid fees, reasonable expenses and indemnification amounts (including any such fees, expenses and indemnification amounts with respect to prior Collection Periods) to the extent not previously paid by the Sponsor; provided, that such accrued and unpaid fees, expenses and indemnification amounts payable (A) to the Indenture Trustee pursuant to this clause third may not exceed, in the aggregate, $100,000 per annum, (B) to the Owner Trustee pursuant to this clause third may not exceed, in the aggregate, $75,000 per annum and (C) to the Asset Representations Reviewer pursuant to this clause third may not exceed, in the aggregate, $50,000 per annum; provided further that if the accrued and unpaid fees, expenses and indemnification amounts payable to any of the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer exceeds such cap, such party will receive any unused amount of the other parties’ cap up to an amount not to exceed, in the aggregate, $225,000 per annum on the Payment Date occurring in December of each calendar year;

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(iv)	fourth, to the Noteholders, the Accrued Note Interest, due and accrued for the related Interest Period (to the extent permitted by law); provided, that if there are not sufficient funds available to pay the entire amount of the Accrued Note Interest, the amounts available will be applied to the payment of such interest on the Notes on a pro rata basis based on the amount of interest owing to each Class of Notes;

(v)	fifth, to the Principal Distribution Account, for distribution to the Noteholders pursuant to Section 8.2(c) of the Indenture, the Principal Distribution Amount, if any;

(vi)	sixth, to the Reserve Account, any additional amount required to increase the amount in the Reserve Account up to the Specified Reserve Account Balance;

(vii)	seventh, pro rata, to the Owner Trustee, the Indenture Trustee and the Asset Representations Reviewer, accrued and unpaid fees, expenses and indemnification amounts due and payable under this Agreement, the Trust Agreement, the Indenture and the Asset Representations Review Agreement, as applicable, which have not been previously paid pursuant to clause third due solely to the per annum limitation set forth therein; and

(viii)	eighth, any remaining funds shall be distributed to or at the direction of the Certificateholder.

Notwithstanding any other provision of this Section 4.4(a), following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all amounts on deposit in the Collection Account pursuant to Section 5.4(b) of the Indenture.

(b)            After the payment in full of the Notes and all other amounts payable under Section 4.4(a), all Collections shall be paid to or in accordance with the instructions provided from time to time by the Certificateholder.

SECTION 4.5      Net Deposits. If the Monthly Remittance Condition is satisfied, the Servicer shall be permitted to deposit into the Collection Account only the net amount distributable to Persons other than the Servicer and its Affiliates on the next Payment Date. The Servicer shall, however, account as if all of the deposits and distributions described herein were made individually. The Servicer shall be permitted to pay the Optional Purchase Price pursuant to Section 8.1 net of amounts to be distributed to the Servicer or its Affiliates on the related Redemption Date, and accounts between the Servicer and such Affiliates shall be adjusted accordingly. The Servicer shall, however, account for all deposits and distributions in the Servicer’s Certificate as if the amounts were deposited and/or distributed separately.

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SECTION 4.6      Statements to Certificateholder and Noteholders. On or prior to the second Business Day preceding each Payment Date, the Servicer will provide to the Indenture Trustee and, on each Payment Date, the Indenture Trustee will forward or otherwise make available to each Noteholder a statement (prepared by the Servicer) setting forth for that Payment Date and the related Collection Period the following information (or such other substantially similar information so long as such information satisfies the requirements of Item 1121 of Regulation AB):

(a)            the amount of the distribution on or with respect to each Class of Notes allocable to principal;

(b)            the amount of the distribution on or with respect to each Class of Notes allocable to interest;

(c)            the Class A-1 Note Balance, the Class A-2a Note Balance, the Class A-2b Note Balance, the Class A-3 Note Balance and the Class A-4 Note Balance, in each case before and after giving effect to payments on such payment date;

(d)            the Principal Distribution Amount for such Payment Date;

(e)            the number and aggregate Outstanding Principal Balance of the related Receivables which are delinquent as of the end of the related Collection Period;

(f)            the Delinquency Percentage;

(g)            the Aggregate Principal Balance of 60-Day Delinquent Receivables as of the end of the related Collection Period;

(h)            whether the Delinquency Percentage exceeds the Delinquency Trigger;

(i)            the aggregate Servicing Fee paid to the Servicer with respect to the Receivables, the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

(j)            (i) the amount of fees paid to the Indenture Trustee and the Owner Trustee, the amount of any unpaid fees to the Indenture Trustee and the Owner Trustee and any changes in such amount from the prior Payment Date and (ii) the amount of fees paid to the Asset Representations Reviewer, if any, the amount of any unpaid fees to the Asset Representations Reviewer and any changes in such amount from the prior Payment Date;

(k)            (i) the amount on deposit in the Reserve Account and the Specified Reserve Account Balance, each as of the beginning and end of the related Collection Period, (ii) the amount to be deposited in the Reserve Account in respect of such Payment Date, if any, (iii) the Reserve Account Draw Amount, if any, to be withdrawn from the Reserve Account on such Payment Date, (iv) the balance on deposit in the Reserve Account on such Payment Date after giving effect to such changes in such balance from the immediately preceding Payment Date;

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(l)            the amount available in the Collection Account for payment of the aggregate amount payable or distributable on the Notes and the amount of any principal or interest shortfall with respect to each Class of Notes;

(m)            the aggregate Repurchase Price with respect to Repurchased Receivables paid by the Servicer or the Sponsor with respect to the related Collection Period;

(n)            the number of Receivables that are 31-60, 61-90 and 91-120 days delinquent as of the end of the related Collection Period;

(o)            the aggregate Outstanding Principal Balance of Receivables that are 31-60, 61-90 and 91-120 days delinquent as of the end of the related Collection Period;

(p)            the percentage of the total aggregate Outstanding Principal Balance of Receivables that are 31-60, 61-90 and 91-120 days delinquent as of the end of the related Collection Period;

(q)            the Pool Factor and the Note Factor;

(r)            the Net Pool Balance;

(s)            the amount of the interest shortfall from the preceding Payment Date, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

(t)            a summary of material breaches of representations or warranties related to eligibility criteria for the Receivables, together with the number and aggregate Outstanding Principal Balance of Repurchased Receivables in connection with such breaches during that Collection Period, if any; and

(u)            a summary of any material breach by the issuing entity of covenants contained in the Purchase Agreement or the Sale and Servicing Agreement, if any.

No disbursements shall be made directly by the Servicer to a Noteholder, and the Servicer shall not be required to maintain any investor record relating to the posting of disbursements or otherwise.

The Indenture Trustee will make available via the Indenture Trustee’s internet website all reports or notices required to be provided by the Indenture Trustee under this Section 4.6. Any information that is disseminated in accordance with the provisions of this Section 4.6 shall not be required to be disseminated in any other form or manner; provided, however, any such information that must be delivered to the Rating Agencies under this Section 4.6 shall be sent by the Servicer by electronic mail to each Rating Agency. The Indenture Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

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The Indenture Trustee’s internet website shall be initially located at “https://www.pivot.usbank.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Indenture Trustee shall notify the Noteholders in writing of any changes in the address or means of access to the Internet website where the reports are accessible.

SECTION 4.7      No Duty to Confirm. The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer’s Certificate delivered by the Servicer to the Indenture Trustee, and the Indenture Trustee shall be fully protected in relying upon such Servicer’s Certificate.

ARTICLE V

THE SELLER

SECTION 5.1      Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer pursuant to this Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a)            Existence and Power. The Seller is a limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as it is now conducted. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

(b)            Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party (i) have been duly authorized by all necessary limited liability company action on the part of the Seller and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents).

(c)            No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

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(d)            Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

(e)            Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

(f)            No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

(g)            Assignment. The Receivables and the other Transferred Assets have been validly assigned by the Seller to the Issuer.

(h)            Security Interests. The Seller has not authorized the filing of any financing statements against the Seller that include a description of collateral covering any Receivable other than any financing statement relating to security interests granted under the Transaction Documents or that have been or, prior to the assignment of such Receivables hereunder, will be terminated, amended or released. This Agreement creates a valid and continuing security interest in the Receivables (other than the Related Security with respect thereto, to the extent that an ownership interest therein cannot be perfected by the filing of a financing statement) in favor of the Issuer which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from the Seller.

(i)            Creation, Perfection and Priority of Security Interests. The representations and warranties regarding creation, perfection and priority of security interests in the Transferred Assets, which are attached to this Agreement as Exhibit B, are true and correct in all material respects to the extent that they are applicable.

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SECTION 5.2      Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

(a)            The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Securities Intermediary, and the Indenture Trustee from and against any loss, liability or expense incurred by reason of the Seller’s violation of federal or State securities laws in connection with the registration or the sale of the Notes.

(b)            The Seller will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Estate.

(c)            Indemnification under this Section 5.2 will survive the resignation or removal of the Owner Trustee, the Securities Intermediary or the Indenture Trustee and the termination and assignment of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation, including court costs and other legal expenses incurred in connection with any claim, action or suit brought for enforcement of this indemnification obligation. If the Seller has made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

(d)            The Seller’s obligations under this Section 5.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, the Servicer, the Indenture Trustee and the Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 5.2(d) and the terms of this Section 5.2(d) may be enforced by an action for specific performance. The provisions of this Section 5.2(d) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

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SECTION 5.3      Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any entity into which the Seller may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Seller shall be a party, or any entity succeeding to the business of the Seller shall be the successor to the Seller under this Agreement, without the execution or filing of any additional paper or any further act on the part of any of the parties hereto.  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The Seller shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to each of the Rating Agencies.

SECTION 5.4      Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person with respect to any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 5.5      Seller May Own Notes. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes. Unless all Notes are owned by the Issuer, the Seller, the Servicer, the Administrator or any of their respective Affiliates, any Notes owned by the Issuer, the Seller, the Servicer, the Administrator or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.

SECTION 5.6      Compliance with Organizational Documents. The Seller shall comply with its limited liability company agreement and other organizational documents.

SECTION 5.7      Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any such documents or certifications on behalf of the Issuer.

ARTICLE VI

THE SERVICER

SECTION 6.1      Representations of Servicer. The Servicer makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer pursuant to this Agreement and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a)            Existence and Power. The Servicer is a corporation validly existing and in good standing under the laws of Delaware and has, in all material respects, all power and authority to carry on its business as it is now conducted. The Servicer has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

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(b)            Authorization and No Contravention. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Servicer and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer’s ability to perform its obligations under, the Transaction Documents).

(c)            No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents.

(d)            Binding Effect. Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

(e)            No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against the Servicer before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relate to the Servicer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

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(f)            Fidelity Bond. The Servicer shall not be required to maintain a fidelity bond or errors and omissions policy.

SECTION 6.2      Indemnities of Servicer. The Servicer and the Issuer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the Issuer, respectively, under this Agreement, and hereby agree to the following:

(a)            The Servicer will defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Securities Intermediary, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

(b)            The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Securities Intermediary, and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Transaction Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes and costs and expenses in defending against the same. For the avoidance of doubt, the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities due to the credit risk of the Obligors and for which reimbursement would constitute recourse for uncollectible Receivables.

(c)            The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Securities Intermediary, the Indenture Trustee and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Transaction Document to which it is a party, or by reason of its failure to perform its obligations or of reckless disregard of its obligations and duties under this Agreement or any other Transaction Document to which it is a party; provided, however, that the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities arising from its breach of any covenant for which the repurchase of the affected Receivables is specified as the sole remedy pursuant to Section 3.6.

(d)            The Issuer or, if applicable, the Servicer will compensate and indemnify the Owner Trustee to the extent and subject to the conditions set forth in Sections 8.1 and 8.2 of the Trust Agreement. The Issuer or, if applicable, the Servicer will compensate and indemnify the Indenture Trustee to the extent and subject to the conditions set forth in Section 6.7 of the Indenture.

(e)            Indemnification under this Section 6.2 by PFS (or any successor thereto pursuant to Section 7.1) as Servicer, with respect to the period such Person was the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination or assignment of this Agreement and the Trust Agreement or the resignation or removal of the Owner Trustee, the Securities Intermediary, or the Indenture Trustee and will include reasonable fees and expenses of counsel and expenses of litigation. If either the Issuer or the Servicer has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to such party, without interest.

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SECTION 6.3      Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any entity into which the Servicer may be merged or converted or with which it may be consolidated, to which it may sell or transfer its business and assets as a whole or substantially as a whole or any entity resulting from any merger, sale, transfer, conversion or consolidation to which the Servicer shall be a party, or any entity succeeding to the business of the Servicer shall be the successor to the Servicer under this Agreement, without the execution or filing of any additional paper or any further act on the part of any of the parties hereto.  This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree. The Servicer shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 6.3 to each of the Rating Agencies.

SECTION 6.4      Limitation on Liability of Servicer and Others.

(a)            Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders, or the Certificateholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of its failure to perform its obligations or of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer’s Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

(b)            Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholder under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.

SECTION 6.5      Delegation of Duties. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Transaction Documents to any of its Affiliates or (b) specific duties (including, without limitation, its duties as custodian) to sub-contractors who are in the business of performing such duties; provided, that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties. For any servicing activities delegated to third parties in accordance with this Section 6.5, the Servicer shall follow such policies and procedures to monitor the performance of such third parties and compliance with such servicing activities as the Servicer follows with respect to comparable motor vehicle receivables serviced by the Servicer for its own account.

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SECTION 6.6      PFS Not to Resign as Servicer. Subject to the provisions of Sections 6.3 and 6.5, PFS will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of PFS will be communicated to the Issuer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until a successor Servicer has (i) assumed the responsibilities and obligations of PFS as Servicer and (ii) provided in writing the information reasonably requested by the Seller to comply with its reporting obligation under the Exchange Act with respect to a replacement Servicer.

SECTION 6.7      Servicer May Own Notes. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

ARTICLE VII

REPLACEMENT OF SERVICER

SECTION 7.1      Replacement of Servicer.

(a)            If a Servicer Replacement Event shall have occurred and be continuing, the Indenture Trustee shall, at the written direction of Holders of at least 66 2/3% of the aggregate Note Balance of the Outstanding Notes, by notice given to the Servicer, the Owner Trustee, the Issuer, the Administrator and the Noteholders, terminate the rights and obligations of the Servicer under this Agreement with respect to the Receivables. In the event the Servicer is removed or resigns as Servicer (in accordance with Section 6.6) with respect to servicing the Receivables, the Indenture Trustee shall appoint a successor Servicer. Upon the outgoing Servicer’s receipt of notice of termination, the outgoing Servicer will continue to perform its functions as Servicer under this Agreement only until the date specified in such termination notice or, if no such date is specified in such termination notice, until receipt of such notice. If a successor Servicer has not been appointed at the time when the predecessor Servicer ceases to act as Servicer in accordance with this Section, the Indenture Trustee may, or at the direction of the Noteholders shall, appoint (or petition a court of competent jurisdiction to appoint), a successor Servicer. Any successor Servicer shall be an established institution whose regular business includes the servicing of comparable motor vehicle receivables.

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(b)            Noteholders holding not less than a majority of the aggregate Note Balance of the Outstanding Notes may waive any Servicer Replacement Event. Upon any such waiver, such Servicer Replacement Event shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Agreement, but no such waiver shall extend to any prior, subsequent or other Servicer Replacement Event or impair any right consequent thereto.

(c)            If replaced, the Servicer agrees that it will use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Receivables to a successor Servicer. All reasonable costs and expenses incurred in connection with transferring the Receivable Files to the successor Servicer and all other reasonable costs and expenses incurred in connection with the transfer to the successor Servicer related to the performance by the Servicer hereunder will be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

(d)            Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 7.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement with respect to the Receivables, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its termination as Servicer, including indemnification obligations as set forth in Section 6.2(e). In such event, the Indenture Trustee and the Issuer are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and replacement of the Servicer, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. No Servicer shall resign or be relieved of its duties under this Agreement, as Servicer of the Receivables, until a newly appointed Servicer for the Receivables shall have assumed the responsibilities and obligations of the resigning or terminated Servicer under this Agreement, except as set forth in Section 7.1(a).

(e)            In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of the successor Servicer out of Available Funds as it and such successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement.

(f)            The predecessor Servicer shall be entitled to receive reimbursement for any outstanding Advances made with respect to the Receivables to the extent funds are available therefor in accordance with Section 4.4(a).

SECTION 7.2      Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee will give prompt written notice thereof to the Owner Trustee, the Issuer, the Administrator, the Asset Representations Reviewer and to the Noteholders at their respective addresses of record.

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ARTICLE VIII

OPTIONAL PURCHASE

SECTION 8.1      Optional Purchase of Trust Estate. The Seller shall have the right at its option (the “Optional Purchase”) to purchase (and/or designate one or more other persons to purchase) the Trust Estate (other than the Reserve Account) from the Issuer on any Payment Date if the aggregate Net Pool Balance as of the last day of the related Collection Period is less than or equal to 10% of the initial Net Pool Balance as of the close of business on the Cut-Off Date. The purchase price for the Trust Estate (other than the Reserve Account) shall equal the aggregate Note Balance of the Outstanding Notes plus accrued and unpaid interest thereon (after giving effect to all distributions pursuant to Section 4.4(a) on that Payment Date, but without regard to any caps set forth therein) at the applicable Interest Rate up to but excluding the Redemption Date (the “Optional Purchase Price”), which amount shall be deposited by the Seller into the Collection Account on the Redemption Date; provided, that, at the Seller’s option, any Collections deposited into the Collection Account after the last day of the Collection Period immediately preceding the Redemption Date may either be applied to reduce the amount of such deposit or remitted to the Seller following the exercise of the Optional Purchase. For the avoidance of doubt, amounts on deposit in the Reserve Account may be applied by the Seller toward the Optional Purchase Price. If the Seller exercises the Optional Purchase, the Notes shall be redeemed and in each case in whole but not in part on the related Payment Date for the Redemption Price.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1      Amendment.

(a)            Any term or provision of this Agreement (including Appendix A) may be amended by the Seller and the Servicer without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i)	the Seller or the Servicer delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders;

(ii)	the Seller or the Servicer delivers an Officer’s Certificate of the Seller or Servicer, respectively, to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(iii)	the Rating Agency Condition is satisfied with respect to such amendment and the Seller or the Servicer notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b)            This Agreement (including Appendix A) may also be amended from time to time by the Seller, the Servicer and the Indenture Trustee, with the consent of the Noteholders evidencing not less than a majority of the aggregate Note Balance of the Outstanding Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, that no amendment to this Agreement shall (i) reduce the interest rate or principal amount of any Note or change or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, (ii) reduce the percentage of the aggregate Note Balance of the Outstanding Notes, the consent of which is required to consent to any matter without the consent of the Holders of at least the percentage of the Note Balance which were required to consent to such matter before giving effect to such amendment. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

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(c)            Any term or provision of this Agreement (including Appendix A) may also be amended from time to time by the Seller and the Servicer, for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Certificates, without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person; provided, however, that the Seller and the Servicer shall provide written notification of such amendment to the Indenture Trustee, the Issuer, the Owner Trustee and promptly after the execution of any such amendment, the Seller and the Servicer shall furnish a copy of such amendment to the Indenture Trustee, the Issuer and the Owner Trustee.

(d)            Prior to the execution of any such amendment, the Servicer shall provide written notification of the substance of such amendment to each Rating Agency, the Indenture Trustee and the Owner Trustee; and promptly after the execution of any such amendment, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Indenture Trustee and the Owner Trustee; provided, that no amendment shall be effective which affects the rights, protections, immunities, indemnities or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(e)            Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties, protections, indemnities or immunities under this Agreement.

(f)            Notwithstanding anything under this Section 9.1 of this Agreement or in any other Transaction Document to the contrary, this Agreement (including Appendix A) may be amended by the Seller and the Servicer without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person and without satisfying any other provision in this Section 9.1 or any other Transaction Document solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuer has delivered notice of such amendment to the Rating Agencies on or prior to the date such amendment is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes shall not affect the Owner Trustee’s or Indenture Trustee’s rights, indemnities or obligations without the Owner Trustee or Indenture Trustee’s consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Agreement may be retroactive (including retroactive to the Benchmark Replacement Date) and this Agreement may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.

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SECTION 9.2      Protection of Title.

(a)            The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other financing statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee under this Agreement in the Receivables (other than any Related Security with respect thereto, to the extent that the interest of the Issuer or the Indenture Trustee therein cannot be perfected by the filing of a financing statement). The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above.

(b)            The Seller shall notify the Issuer, the Administrator and the Indenture Trustee in writing within ten (10) days following the occurrence of (i) any change in the Seller’s organizational structure as a limited liability company, (ii) any change in the Seller’s “location” (within the meaning of Section 9-307 of the UCC of all applicable jurisdictions) and (iii) any change in the Seller’s name. The Seller shall take all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary to amend all previously filed financing statements or continuation statements described in clause (a) above to maintain perfection of the Issuer in the Receivables and shall have delivered to the Indenture Trustee within thirty (30) days after such change an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Issuer in the Receivables or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

(c)            The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) in accordance with its Customary Servicing Practices accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

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(d)            The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer’s interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full, repurchased by PFS pursuant to Section 3.4 of the Purchase Agreement or purchased by the Servicer in accordance with Section 3.6 hereof.

(e)            If at any time the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee on behalf of the Noteholders.

(f)            The Servicer, upon receipt of reasonable prior notice, shall permit the Indenture Trustee, the Owner Trustee and their respective agents at any time during normal business hours, to the extent it does not unreasonably interfere with the Servicer’s normal operations, to inspect, audit and, to the extent permitted by applicable law, make copies of and abstracts from Servicer’s (or any Sub-Servicer’s) records regarding any Receivable.

SECTION 9.3      Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.

SECTION 9.4      Transfers Intended as Sales; Security Interest.

(a)            Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales, transfers, assignments and conveyances rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller’s estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

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(b)            Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

(i)	This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York UCC and the UCC of any other applicable jurisdiction;

(ii)	The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller of, and the Seller hereby grants to the Issuer, a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

(iii)	The possession by the Issuer, or the Servicer as the Issuer’s agent, of the Receivable Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by the purchaser or a Person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York UCC and the UCC of any other applicable jurisdiction; and

(iv)	Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

SECTION 9.5      Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or by electronic transmission and addressed in each case as set forth on Schedule I hereto or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time and manner prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 9.6      Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY’S JURISDICTION, AND THE LAW OF THE STATE OF NEW YORK SHALL GOVERN ALL ISSUES SPECIFIED IN ARTICLE 2(1) OF THE HAGUE SECURITIES CONVENTION.

32	Sale and Servicing Agreement
(PFAST 2026-1)

SECTION 9.7      Headings. The article and section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 9.8      Separate Counterparts. This Agreement may be executed in any number of counterparts, including in counterparts executed via electronic signature, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.9      Waivers. No failure or delay on the part of the Servicer, the Seller, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

SECTION 9.10      Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties with respect to the subject matter hereof.

SECTION 9.11      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 9.12      Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

33	Sale and Servicing Agreement
(PFAST 2026-1)

SECTION 9.13      Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and Grant of a security interest in the Receivables and the other Transferred Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer under this Agreement.

SECTION 9.14      Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.15      Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section 9.15 shall survive the termination of this Agreement.

SECTION 9.16      Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)            submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)            consents that any such action or proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.5;

(d)            agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

34	Sale and Servicing Agreement
(PFAST 2026-1)

(e)            to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 9.17      Limitation of Liability.

(a)            It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered on behalf of the Issuer by Wilmington Trust, National Association, not individually or personally, but solely in its capacity as Owner Trustee, at the direction of the Depositor in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose for binding only, and is binding only on the Issuer, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally or as Owner Trustee, to perform any covenant or obligation either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Agreement and (v) under no circumstances shall Wilmington Trust, National Association, be personally liable for the payment of any indebtedness, indemnity obligations or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents, as to all of which recourse shall be limited to the assets of the Issuer.

(b)            Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by U.S. Bank Trust Company, National Association, not in its individual capacity but solely in its capacity as Indenture Trustee, and in no event shall U.S. Bank Trust Company, National Association in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer. The parties hereto acknowledge and agree that the Indenture Trustee shall have no obligation to take any action or perform any obligations hereunder unless and until the Indenture Trustee has received written direction by the applicable party as provided under the Indenture. Notwithstanding any provision in this Agreement, with respect to any obligation of the Indenture Trustee, the parties understand and agree that in the absence of such direction, the Indenture Trustee will not take action or direct another party to take action, despite any time restriction set forth in this Agreement. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

SECTION 9.18      Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and the Certificateholder and their respective successors and permitted assigns and the Owner Trustee shall be an express third-party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

35	Sale and Servicing Agreement
(PFAST 2026-1)

SECTION 9.19      Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 9.20      Electronic Signatures and Transmission.

(a)            For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by electronic transmission. The term “electronic signature” shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto agrees that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign Act, UETA or any applicable state law. Each of the parties hereto are authorized to accept written instructions, directions, reports, notices or other communications delivered by electronic transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by electronic transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such electronic transmission; and none of the parties hereto shall have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information delivered to such party, including, without limitation, the risk of such party acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(b)            Any requirement in this Agreement that a document, including this Agreement, is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature by electronic signature and shall not be deemed to prohibit delivery thereof by electronic transmission.

SECTION 9.21      Regulation AB. The Servicer shall cooperate fully with the Seller and the Issuer to deliver to the Seller and the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller or the Issuer to permit the Seller to comply with the provisions of Regulation AB and its reporting obligations under the Exchange Act, together with such disclosures relating to the Servicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.

36	Sale and Servicing Agreement
(PFAST 2026-1)

SECTION 9.22      Information to be Provided by the Indenture Trustee.

(a)            For so long as the Seller is filing Exchange Act Reports, the Indenture Trustee shall (i) on or before the fifth Business Day of each month, notify the Seller, in writing, of any Form 10-D Disclosure Item with respect to the Indenture Trustee, any Form 10-D Disclosure Item of which a Responsible Officer of the Indenture Trustee has knowledge, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably satisfactory to the Seller; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Seller, and (ii) as promptly as practicable following notice to or actual knowledge by a Responsible Officer of the Indenture Trustee of any changes to such information, provide to the Seller, in writing, such updated information.

(b)            As soon as available but no later than March 15 of each calendar year for so long as the Seller is filing Exchange Act Reports, commencing on March 15, 2027, the Indenture Trustee shall:

(i)            deliver to the Seller a report regarding the Indenture Trustee’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit C as applicable to the Indenture Trustee or such other criteria as mutually agreed upon by the Seller and the Indenture Trustee;

(ii)            cause a firm of registered public accountants that is qualified and independent with the meaning of Rule 2-01 of Regulation S-X under the Securities Act to deliver a report for inclusion in the Issuer’s filing of Exchange Act Form 10-K that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered to the Seller pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)            deliver to the Seller and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act) on behalf of the Issuer or the Seller a certification substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Seller and the Indenture Trustee; and

(iv)            notify the Seller in writing of any affiliations or relationships (as described in Item 1119 of Regulation AB) between the Indenture Trustee and any Item 1119 Party, provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

37	Sale and Servicing Agreement
(PFAST 2026-1)

The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

(c)            The Indenture Trustee, to the extent the Indenture Trustee has received any such repurchase request, no later than the fifth (5th) Business Day after the last day of each calendar month, provide notice to the Seller and the Servicer (each, a “Porsche Party” and, collectively, the “Porsche Parties”), in a form to be mutually agreed upon by the Servicer and the Indenture Trustee, of the request or any requests of (i) all demands communicated to a Responsible Officer of the Indenture Trustee for the repurchase of any Receivable for breach of the representations and warranties concerning such Receivable and (ii) any actions taken by the Indenture Trustee with respect to such demand communicated to the Indenture Trustee in respect of any Receivables. In addition, the Indenture Trustee shall, upon written request of either Porsche Party, at any time such Porsche Party reasonable feels necessary, provide notification to the Porsche Parties with respect to any actions taken by the Indenture Trustee with respect to such demand as soon as practicable and in any event within five Business Days of receipt of such request.

(d)            The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Seller for information regarding the Indenture Trustee which is required in order to enable the Seller to comply with the provisions of Item 1117 of Regulation AB. The Indenture Trustee shall, as promptly as practicable following notice to or discovery by a Responsible Officer of the Indenture Trustee of any changes to any information regarding the Indenture Trustee as is required for the purpose of compliance with Item 1117 of Regulation AB, provide to the Seller, in writing, such updated information.

(e)            The Indenture Trustee shall deliver to the Seller on or before March 15 of each year, beginning with March 15, 2027 (or, if such day is not a Business Day, the next succeeding Business Day), a certificate of a Responsible Officer of the Indenture Trustee with respect to the immediately preceding calendar year certifying, on behalf of the Indenture Trustee, that except to the extent otherwise disclosed in writing to Seller, to the best of such Responsible Officer’s actual knowledge, there were no legal or governmental proceedings pending (or known to be contemplated) against the Indenture Trustee, or any property of the Indenture Trustee, that would be material to any Noteholder or, to the extent that the Certificates are registered under the Securities Act for public sale, any holder of such Certificates.

SECTION 9.23      Form 8-K Filings. So long as the Seller is filing Exchange Act Reports, the Indenture Trustee shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event of which a Responsible Officer of the Indenture Trustee has actual knowledge (other than a Reportable Event described in clause (a) or (b) of the definition thereof as to which the Seller or the Servicer has actual knowledge). The Indenture Trustee shall be deemed to have actual knowledge of any such event to the extent that it relates to the Indenture Trustee or any action or failure to act by the Indenture Trustee.

[Remainder of Page Intentionally Left Blank]

38	Sale and Servicing Agreement
(PFAST 2026-1)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

PORSCHE AUTO FUNDING LLC,
as Seller

By:
Name:	Tobias Hausladen
Title:	Treasurer

By:
Name:	Eli Yaremenko
Title:	Assistant Treasurer

PORSCHE FINANCIAL SERVICES, INC.,
as Servicer

By:
Name:	Nicolas Leduc
Title:	President and Chief Executive Officer

By:
Name:	Eli Yaremenko
Title:	Assistant Treasurer

S-1	Sale and Servicing Agreement
(PFAST 2026-1)

PORSCHE FINANCIAL AUTO SECURITIZATION TRUST 2026-1,
as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

S-2	Sale and Servicing Agreement
(PFAST 2026-1)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

S-3	Sale and Servicing Agreement
(PFAST 2026-1)

SCHEDULE I

NOTICE ADDRESSES

If to the Issuer:

Porsche Financial Auto Securitization Trust 2026-1

c/o Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration – Porsche Financial Auto Securitization Trust 2026-1

with copies to the Administrator and the Indenture Trustee

If to PFLP:

Porsche Funding Limited Partnership

One Porsche Drive

Atlanta, Georgia 30354

Attention: Treasurer

With a copy to:

Porsche Auto Funding LLC

One Porsche Drive

Atlanta, Georgia 30354

Attention: General Counsel

If to the Seller:

Porsche Auto Funding LLC

One Porsche Drive

Atlanta, Georgia 30354

Attention: Treasurer

If to the Servicer or the Administrator:

Porsche Financial Services, Inc.

One Porsche Drive

Atlanta, Georgia 30354

Attention: Treasurer

With a copy to:

Porsche Auto Funding LLC
One Porsche Drive
Atlanta, Georgia 30354
Attention: General Counsel

II-1	Schedule I to the Sale and Servicing Agreement
(PFAST 2026-1)

If to the Indenture Trustee:

U.S. Bank Trust Company, National Association

190 S. LaSalle Street, 7th Floor

Chicago, Illinois 60603

Attention: Corporate Trust Services – Porsche Financial Auto Securitization Trust 2026-1

If to the Owner Trustee:
Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890-0001

Attention: Corporate Trust Administration – Porsche Financial Auto Securitization Trust 2026-1

Email: cwright1@wilmingtontrust.com

If to the Asset Representations Reviewer:

Clayton Fixed Income Services LLC
720 S. Colorado Blvd., Suite 200
Glendale, Colorado 80246
Attention: Legal Department
Email: ARRNotices@clayton.com

with a copy to:

Email: legal@covius.com

If to S&P:

S&P Global Ratings

55 Water Street

New York, New York 10041
Attention: Asset Backed Surveillance Group

If to Moody’s:

Moody’s Investors Service, Inc.

7 World Trade Center

250 Greenwich Street

New York, New York 10007

II-2	Schedule I to the Sale and Servicing Agreement
(PFAST 2026-1)

EXHIBIT A

FORM OF ASSIGNMENT PURSUANT TO
SALE AND SERVICING AGREEMENT

September 30, 2026

For value received, in accordance with the Sale and Servicing Agreement (the “Agreement”), dated as of September 30, 2026, between Porsche Financial Auto Securitization Trust 2026-1 (the “Issuer”), Porsche Auto Funding LLC, as seller (the “Seller”), Porsche Financial Services, Inc., as servicer (“PFS”), and U.S. Bank Trust Company, National Association, as indenture trustee, on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby transfer, assign, set over, sell and otherwise convey to the Issuer without recourse (subject to the obligations in the Agreement) on September 30, 2026, all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the Receivables set forth on the schedule of Receivables delivered by the Seller to the Issuer on the date hereof (such schedule, the “Schedule of Receivables”), the Collections after the close of business on the Cut-Off Date, the Receivable Files and the Related Security relating thereto, together with all of Seller’s rights under the Purchase Agreement and all proceeds of the foregoing; which sale shall be effective as of the Cut-Off Date.

The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the Originator to the Obligors, the Dealers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

[Remainder of page intentionally left blank.]

A-1	Exhibit A to the Sale and Servicing Agreement
(PFAST 2026-1)

IN WITNESS WHEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

PORSCHE AUTO FUNDING LLC

By:
Name:
Title:

By:
Name:
Title:

A-2	Exhibit A to the Sale and Servicing Agreement
(PFAST 2026-1)

EXHIBIT B

PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, the Seller hereby represents, warrants and covenants to the Issuer and the Indenture Trustee as follows on the Closing Date:

General

1.            This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2.            The Receivables constitute “chattel paper” (including chattel paper evidenced by an electronic copy or chattel paper evidenced by a tangible copy), “accounts”, “instruments” or “general intangibles” within the meaning of the UCC. If a Receivable constitutes chattel paper evidenced by an electronic copy, the Originator has “control” of such chattel paper within the meaning of Section 9-105 of the applicable UCC.

3.            Immediately prior to the sale, assignment and transfer thereof pursuant to this Agreement, each Receivable was secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Originator (or its assignee), as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Originator (or its assignee), as secured party.

Creation

4.            Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien created by the Seller (except any Lien which will be released prior to assignment of such Receivable under this Agreement) and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien created by the Seller (other than Permitted Liens).

5.            The Seller has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.

Perfection

6.            The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to the Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or chattel paper evidenced by a tangible copy that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

B-1	Exhibit B to the Sale and Servicing Agreement
(PFAST 2026-1)

7.            With respect to Receivables that constitute instruments or chattel paper evidenced by a tangible copy, either:

(i)            All original executed copies of each such instrument or chattel paper evidenced by a tangible copy have been delivered to the Indenture Trustee, as pledgee of the Issuer; or

(ii)            Such instruments or chattel paper evidenced by a tangible copy are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer (in its capacity as custodian) is holding such instruments or chattel paper evidenced by a tangible copy solely on behalf and for the benefit of the Indenture Trustee as pledgee of the Issuer; or

(iii)            The Servicer received possession of such instruments or chattel paper evidenced by a tangible copy after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee as pledgee of the Issuer.

Priority

8.            The Seller has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by PFLP to the Seller under the Purchase Agreement, (ii) relating to the conveyance of the Receivables by the Seller to the Issuer under this Agreement, (iii) relating to the security interest granted by the Issuer to the Indenture Trustee under the Indenture or (iv) that has been terminated.

9.            The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

10.            Neither the Seller nor PFS nor a custodian or vaulting agent thereof holding any Receivable that is chattel paper evidenced by an electronic copy has communicated an “authoritative copy”(as such term is used in Section 9-105 of the UCC) of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

11.            None of the instruments or chattel paper evidenced by a tangible copy or chattel paper evidenced by an electronic copy that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer or the Indenture Trustee.

B-1	Exhibit B to the Sale and Servicing Agreement
(PFAST 2026-1)

Survival of Perfection Representations

12.            Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

No Waiver

13.            The Seller shall provide the Rating Agencies with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

B-1	Exhibit B to the Sale and Servicing Agreement
(PFAST 2026-1)

EXHIBIT C

SERVICING CRITERIA TO BE ADDRESSED IN
INDENTURE TRUSTEE’S AND SERVICER’S ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Indenture Trustee or the Servicer, as applicable, shall address, at a minimum, the criteria identified below as “Applicable Indenture Trustee Servicing Criteria” or “Applicable Servicer Servicing Criteria”, as applicable:

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.		X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.		X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.			X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.			X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.		X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.		X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.		X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.		X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.		X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.			X

C-1	Exhibit C to the Sale and Servicing Agreement
(PFAST 2026-1)

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria

1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.		X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.		X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X1	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements		X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.		X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.		X
1122(d)(4)(v)	The Servicer’s records regarding the accounts and the accounts agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.		X

1 Solely with regard to timeframes and that distributions were made in accordance with the instructions of the Servicer.

C-2	Exhibit C to the Sale and Servicing Agreement
(PFAST 2026-1)

Servicing Criteria		Applicable Indenture Trustee Servicing Criteria	Applicable Servicer Servicing Criteria	Inapplicable Servicing Criteria
Reference	Criteria
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s account (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.		X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.		X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.		X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.		X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.		X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.		X

C-3	Exhibit C to the Sale and Servicing Agreement
(PFAST 2026-1)

EXHIBIT D

FORM OF INDENTURE TRUSTEE’S ANNUAL CERTIFICATION

Re:	PORSCHE FINANCIAL AUTO TRUST 2026-1

U.S. Bank Trust Company, National Association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”), certifies to Porsche Auto Funding LLC (the “Seller”), and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)            It has reviewed the report on assessment of the Indenture Trustee’s compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended, and Item 1122 of Regulation AB (the “Servicing Assessment”) that was delivered by the Indenture Trustee to the Seller pursuant to the Sale and Servicing Agreement (the “Agreement”), dated as of September 30, 2026, by and between Porsche Financial Services, Inc., the Seller, the Indenture Trustee and Porsche Financial Auto Trust 2026-1;

(2)            To the best of its knowledge, the Servicing Assessment, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Assessment; and

(3)            To the best of its knowledge, all of the information required to be provided by the Indenture Trustee under Sections 9.22 and 9.23 of the Agreement has been provided to the Seller.

U.S. Bank Trust Company, National Association, not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date:

D-1	Exhibit D to the Sale and Servicing Agreement
(PFAST 2026-1)

APPENDIX A

DEFINITIONS

The following terms have the meanings set forth, or referred to, below:

“60-Day Delinquent Receivables” means, as of any date of determination, all Receivables (other than Repurchased Receivables and Defaulted Receivables) that are sixty (60) or more days delinquent as of such date (or, if such date is not the last day of a Collection Period, as of the last day of the Collection Period immediately preceding such date), as determined in accordance with the Servicer’s Customary Servicing Practices.

“Accrued Note Interest” means, with respect to any Payment Date, the sum of the Noteholders’ Monthly Accrued Interest for such Payment Date and the Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Act” has the meaning set forth in Section 11.3(a) of the Indenture.

“Adjusted Aggregate Delayed Principal Amount” means, for any Payment Date, the lesser of (a) the excess of the Available Funds for such Payment Date over the amounts set forth in clauses first through fifth of Section 4.4(a) of the Sale and Servicing Agreement (or clauses first through sixth of Section 5.4(b) of the Indenture), and (b) the sum of the Delayed Principal Amounts for such Payment Date.

“Adjusted Pool Balance” means (a) as of the Closing Date or the Cut-Off Date, an amount equal to (x) the Net Pool Balance as of the close of business on the Cut-Off Date minus (y) the Yield Supplement Overcollateralization Amount for the Closing Date and (b) for any Payment Date an amount equal to (x) the Net Pool Balance at the end of the Collection Period preceding that Payment Date minus (y) the Yield Supplement Overcollateralization Amount for that Payment Date.

“Administration Agreement” means the Administration Agreement, dated as of the Closing Date, among the Administrator, the Issuer and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Administrator” means PFS, or any successor Administrator under the Administration Agreement.

“Advance” has the meaning set forth in Section 4.3(c) of the Sale and Servicing Agreement.

“Affiliate” means, for any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person and “affiliated” has a meaning correlative to the foregoing. For purposes of this definition, “control” means the power, directly or indirectly, to cause the direction of the management and policies of a Person.

“Annual Percentage Rate” or “APR” of a Receivable means the annual rate of finance charges stated in such Receivable.

A-1	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Anti-Money Laundering Laws” has the meaning set forth in Section 11.13(a) of the Trust Agreement.

“Applicable KYC Laws” has the meaning set forth in Section 11.13(b) of the Trust Agreement.

“Applicable Tax State” means, as of any date, each State as to which any of the following is then applicable: (a) the State in which the Issuer is located and (b) the State of Georgia.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of the date hereof, among the Issuer, PFS and the Asset Representations Reviewer.

“Asset Representations Reviewer” means Clayton Fixed Income Services LLC, a Delaware limited liability company, or any successor Asset Representations Reviewer under the Asset Representations Review Agreement.

“Asset Review” has the meaning assigned to such term in the Asset Representations Review Agreement.

“Authenticating Agent” means any Person authorized by the Indenture Trustee to act on behalf of the Indenture Trustee to authenticate and deliver the Notes.

“Authorized Newspaper” means a newspaper of general circulation in the City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

“Authorized Officer” means (a) with respect to the Issuer, (i) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date or (ii) so long as the Administration Agreement is in effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee and the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (b) with respect to the Owner Trustee, the Indenture Trustee, the Securities Intermediary and the Servicer, any officer of the Owner Trustee, the Indenture Trustee, the Securities Intermediary or the Servicer, as applicable, who is authorized to act for the Owner Trustee, the Indenture Trustee, the Securities Intermediary or the Servicer, as applicable, in matters relating to the Owner Trustee, the Indenture Trustee, the Securities Intermediary or the Servicer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee, the Indenture Trustee, the Securities Intermediary and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Available Funds” means, for any Payment Date and the related Collection Period, if any, an amount equal to the sum of the following amounts: (i) all Collections identified by the Servicer during such Collection Period, (ii) the sum of the Repurchase Prices deposited into the Collection Account with respect to each Receivable that is to become a Repurchased Receivable on such Payment Date, (iii) the Reserve Account Excess Amount for such Payment Date, and (iv) any amounts deposited into the Collection Account in connection with the redemption of the Notes on the Redemption Date.

A-2	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Available Funds Shortfall Amount” means, as of any Payment Date, the amount, if any, by which the sum of the amounts required to be paid pursuant to clauses first through fifth of Section 4.4(a) of the Sale and Servicing Agreement exceeds the sum of (i) Available Funds for such Payment Date and (ii) Advances made by the Servicer on such Payment Date.

“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

“Bankruptcy Event” means, with respect to any Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of more than ninety (90) consecutive days or (ii) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Bankruptcy Remote Party” means each of the Seller, the Issuer, any other trust created by the Seller or any limited liability company or corporation wholly-owned by the Seller.

“Benchmark” means, initially, the SOFR Rate; provided that if the Administrator determines prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date:

(1)            the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)            the sum of (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)            the sum of (a) the alternate rate of interest that has been selected by the Administrator as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate securities at such time and (b) the Benchmark Replacement Adjustment.

A-3	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Administrator as of the Benchmark Replacement Date:

(1)            the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)            if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3)            the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrator giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated floating rate securities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the Interest Period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Administrator decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Administrator determines is reasonably necessary).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)            in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)            in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event that gives rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

A-4	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)            a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(2)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)            a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Benefit Plan” means (i) any “employee benefit plan” as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA, (ii) a “plan” as defined in and subject to Section 4975 of the Code or (iii) any entity or account deemed to hold the “plan assets” of any of the foregoing.

“Book-Entry Notes” means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in the Indenture.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware, Georgia or New York, or in the state in which the Corporate Trust Office of the Indenture Trustee, the Securities Intermediary or the Owner Trustee is located, are authorized or obligated by law, executive order or government decree to be closed.

“Calculation Agent” means, initially, U.S. Bank Trust Company, National Association and its successors in interest and any successor calculation agent.

“Certificate” means a certificate evidencing the beneficial interest of the Certificateholder in the Issuer, substantially in the form of Exhibit A to the Trust Agreement.

“Certificate of Title” means, with respect to any Financed Vehicle, the certificate of title or other documentary evidence of ownership of such Financed Vehicle as issued by the department, agency or official of the jurisdiction (whether in paper or electronic form) in which such Financed Vehicle is titled and which is responsible for accepting applications for, and maintaining records regarding, certificates of title and Liens thereon.

A-5	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Certificate of Trust” means the certificate of trust for the Issuer filed on November 10, 2025 by the Owner Trustee pursuant to the Statutory Trust Statute.

“Certificate Register” shall have the meaning set forth in Section 3.4 of the Trust Agreement.

“Certificateholder” means initially, Porsche Auto Funding LLC, and any other Holder of a Certificate, as reflected in the Certificate Register.

“Class” means a group of Notes whose form is identical except for variation in denomination, principal amount or owner, and references to “each Class” thus mean each of the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A-1 Final Scheduled Payment Date” means the Payment Date occurring in October 2027.

“Class A-1 Interest Rate” means 4.345% per annum (computed on the basis of the actual number of days elapsed during the applicable Interest Period, but assuming a 360-day year).

“Class A-1 Note Balance” means, at any time, the Initial Class A-1 Note Balance reduced by all payments of principal made prior to such time on the Class A-1 Notes.

“Class A-1 Noteholder” means the Person in whose name a Class A-1 Note is registered on the Note Register.

“Class A-1 Notes” means the Class of auto loan asset backed notes designated as Class A-1 Notes, issued in accordance with the Indenture.

“Class A-2 Notes” means, collectively, the Class A-2a Notes and the Class A-2b Notes.

“Class A-2a Final Scheduled Payment Date” means the Payment Date occurring in June 2030.

“Class A-2a Interest Rate” means 4.79% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class A-2a Note Balance” means, at any time, the Initial Class A-2a Note Balance reduced by all payments of principal made prior to such time on the Class A-2a Notes.

“Class A-2a Noteholder” means the Person in whose name a Class A-2a Note is registered on the Note Register.

“Class A-2a Notes” means the Class of auto loan asset backed notes designated as Class A-2a Notes, issued in accordance with the Indenture.

A-6	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Class A-2b Final Scheduled Payment Date” means the Payment Date occurring in June 2030.

“Class A-2b Interest Rate” means SOFR Rate + 0.31% per annum (computed on the basis of the actual number of days elapsed during the applicable Interest Period, but assuming a 360-day year); provided, however, that, for any Interest Period for which the sum of SOFR Rate + 0.31% is less than 0.00%, the Class A-2b Interest Rate shall be deemed to be 0.00%.

“Class A-2b Note Balance” means, at any time, the Initial Class A-2b Note Balance reduced by all payments of principal made prior to such time on the Class A-2b Notes.

“Class A-2b Noteholder” means the Person in whose name a Class A-2b Note is registered on the Note Register.

“Class A-2b Notes” means the Class of auto loan asset backed notes designated as Class A-2b Notes, issued in accordance with the Indenture.

“Class A-3 Final Scheduled Payment Date” means the Payment Date occurring in April 2032.

“Class A-3 Interest Rate” means 5.19% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class A-3 Note Balance” means, at any time, the Initial Class A-3 Note Balance reduced by all payments of principal made prior to such time on the Class A-3 Notes.

“Class A-3 Noteholder” means the Person in whose name a Class A-3 Note is registered on the Note Register.

“Class A-3 Notes” means the Class of auto loan asset backed notes designated as Class A-3 Notes, issued in accordance with the Indenture.

“Class A-4 Final Scheduled Payment Date” means the Payment Date occurring in July 2034.

“Class A-4 Interest Rate” means 5.23% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Class A-4 Note Balance” means, at any time, the Initial Class A-4 Note Balance reduced by all payments of principal made prior to such time on the Class A-4 Notes.

“Class A-4 Noteholder” means the Person in whose name a Class A-4 Note is registered on the Note Register.

“Class A-4 Notes” means the Class of auto loan asset backed notes designated as Class A-4 Notes, issued in accordance with the Indenture.

A-7	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and shall initially be DTC.

“Clearing Agency Participant” means a broker, dealer, bank or other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means September 30, 2026.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” has the meaning set forth in the Granting Clause of the Indenture.

“Collection Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Collection Period” means the period commencing on the first day of each calendar month and ending on the last day of such calendar month (or, in the case of the initial Collection Period, the period commencing on the close of business on the Cut-Off Date and ending on October 31, 2026). As used herein, the “related” Collection Period with respect to any date of determination or a Payment Date shall be deemed to be the Collection Period which immediately precedes such date of determination or Payment Date.

“Collections” means, with respect to any Receivable and to the extent received by the Servicer after the close of business on the Cut-Off Date, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) any full or partial prepayment of such Receivable, (iii) all Liquidation Proceeds and (iv) any other amounts received by the Servicer which, in accordance with the Customary Servicing Practices, would customarily be applied to the payment of accrued interest or to reduce the Outstanding Principal Balance of such Receivable; provided, however, that the term “Collections” in no event will include (1) for any Payment Date, any amounts in respect of any Receivable the Repurchase Price of which has been included in the Available Funds on such Payment Date or a prior Payment Date, (2) any Supplemental Servicing Fees or (3) rebates of premiums with respect to the cancellation or termination of any Insurance Policy, extended warranty or service contract that was not financed by such Receivable.

“Commission” means the U.S. Securities and Exchange Commission.

“Compounded SOFR” means, with respect to any U.S. Government Securities Business Day:

(1)            the applicable compounded average of SOFR for a tenor of 30 days as published on such U.S. Government Securities Business Day at the SOFR Determination Time; or

(2)            if the rate specified in (1) above does not so appear, the applicable compounded average of SOFR for a tenor of 30 days as published in respect of the first preceding U.S. Government Securities Business Day for which such rate appeared on the FRBNY’s Website.

A-8	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Confidential Information” has the meaning set forth in Section 3.7 of the Purchase Agreement.

“Contract” means, with respect to any Receivable, the retail motor vehicle installment sale contract, any amendments thereto and any related documentary draft, if applicable, evidencing such Receivable.

“Contract Rate” means, with respect to a Receivable, the rate per annum at which interest accrues under the retail motor vehicle installment sales contract evidencing such Receivable. Such rate may be less than the “Annual Percentage Rate” disclosed in the Receivable.

“Corporate Trust Office” means:

(a)            as used with respect to the Indenture Trustee, the office of the Indenture Trustee at which at any particular time the Transaction Documents shall be administered which office at date of the execution of the Indenture is located at (1) solely for the purposes of transfer, surrender, exchange or presentation for final payment, to U.S. Bank Trust Company, National Association, EP-MN-WS2N, 111 Fillmore Avenue East, St. Paul, Minnesota 55107, Attention: Bondholder Services/ Porsche Financial Auto Securitization Trust 2026-1 and (2) for all other purposes, to U.S. Bank Trust Company, National Association, MK-IL-L7GM, 190 S. LaSalle Street, Chicago, Illinois 60603, Attention: Corporate Trust Services – Porsche Financial Auto Securitization Trust 2026-1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Administrator, the Servicer, the Owner Trustee and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Administrator, the Servicer and the Owner Trustee);

(b)            as used with respect to the Securities Intermediary, the office of the Securities Intermediary at which at any particular time the Transaction Documents shall be administered, which office at date of the execution of the Indenture is located at U.S. Bank National Association, MK-IL-L7GM, 190 S. LaSalle Street, Chicago, Illinois 60603, Attention: Corporate Trust Services – Porsche Financial Auto Securitization Trust 2026-1, or at such other address as the Securities Intermediary may designate from time to time by notice to the Noteholders, the Administrator, the Servicer, the Owner Trustee and the Issuer, or the principal corporate trust office of any successor Securities Intermediary (the address of which the successor Securities Intermediary will notify the Indenture Trustee, the Administrator, the Servicer and the Owner Trustee);

(c)            as used with respect to the Calculation Agent, the office of the Calculation Agent at which at any particular time the Transaction Documents shall be administered, which office at date of the execution of the Indenture is located at U.S. Bank Trust Company, National Association, MK-IL-L7GM, 190 S. LaSalle Street, Chicago, Illinois 60603, Attention: Corporate Trust Services – Porsche Financial Auto Securitization Trust 2026-1, or at such other address as the Calculation Agent may designate from time to time by notice to the Noteholders, the Administrator, the Servicer, the Owner Trustee and the Issuer, or the principal corporate trust office of any successor Calculation Agent, as applicable (the address of which the successor Calculation Agent will notify the Indenture Trustee, the Administrator, the Servicer and the Owner Trustee);

A-9	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

(d)            as used with respect to the Owner Trustee, the principal office of the Owner Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at Wilmington Trust, National Association, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration – Porsche Financial Auto Securitization Trust 2026-1, or at such other address as the Owner Trustee may designate by notice to the Certificateholder and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholder and the Seller).

“CPO” or “CPO vehicle” means certified pre-owned vehicles pursuant to Porsche Cars North America, Inc.’s Certified Pre-Owned Vehicle Program.

“CTA” means the Corporate Transparency Act, expected to be codified at 31 U.S.C. § 5336 et seq., and its implementing regulations.

“Customary Servicing Practices” means the customary servicing practices of the Servicer or any Sub-Servicer with respect to all comparable motor vehicle receivables that the Servicer or such Sub-Servicer, as applicable, services for itself or others, as such practices may be changed from time to time, it being understood that the Servicer and such Sub-Servicers may not have the same “Customary Servicing Practices”.

“Cut-Off Date” means August 31, 2026.

“Dealer” means a motor vehicle dealership in the PFS dealer network.

“Default” means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

“Defaulted Receivable” means, with respect to any Collection Period, any Receivable as to which (a) any amount of a scheduled payment became 120 or more days past due during such Collection Period, (b) the Servicer has repossessed but not liquidated the related Financed Vehicle or (c) the entire related Outstanding Principal Balance has been fully charged off in accordance with the Servicer’s Customary Servicing Practices.

“Definitive Note” means a definitive fully registered Note issued pursuant to Section 2.12 of the Indenture.

“Delayed Principal Amount” means, with respect to a Prepayment Recognition Delay on a Receivable, the amount of principal on such Receivable not yet distributed to Noteholders on previous Payment Dates.

“Delinquency Advance” has the meaning set forth in Section 4.3(c) of the Sale and Servicing Agreement.

“Delinquency Percentage” means, for any Payment Date and the related Collection Period, the ratio (expressed as a percentage) of (i) the aggregate Outstanding Principal Balance of all 60-Day Delinquent Receivables as of the last day of that Collection Period to (ii) the Net Pool Balance as of the last day of that Collection Period

A-10	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Delinquency Trigger” means, for any Payment Date and the related Collection Period, 5.80%.

“Delivery” when used with respect to Trust Account Property means:

(a)            with respect to (I) bankers’ acceptances, commercial paper, and negotiable certificates of deposit and other obligations that constitute “instruments” as defined in Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer of actual possession thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to the Indenture Trustee or its nominee or custodian or endorsed in blank, and (II) with respect to a “certificated security” (as defined in Section 8-102(a)(4) of the UCC) transfer of actual possession thereof (i) by physical delivery of such certificated security to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, or to another person, other than a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), who acquires possession of the certificated security on behalf of the Indenture Trustee or its nominee or custodian or, having previously acquired possession of the certificate, acknowledges that it holds for the Indenture Trustee or its nominee or custodian or (ii) if such certificated security is in registered form, by delivery thereof to a “securities intermediary”, endorsed to or registered in the name of the Indenture Trustee or its nominee or custodian, and the making by such “securities intermediary” of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such “securities intermediary” of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b)            with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the other government agencies, instrumentalities and establishments of the United States identified in Appendix A to Federal Reserve Bank Operating Circular No. 7 as in effect from time to time that is a “book-entry security” (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account and eligible for transfer through the Fedwire® Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate securities account maintained with a Federal Reserve Bank by a “participant” (as such term is defined in Federal Reserve Bank Operating Circular No. 7) that is a “depository institution” (as defined in Section 19(b)(1)(A) of the Federal Reserve Act) pursuant to applicable Federal regulations, and issuance by such depository institution of a deposit notice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such depository institution of entries in its books and records identifying such book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations or a security entitlement thereto as belonging to the Indenture Trustee or its nominee or custodian and indicating that such depository institution holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

A-11	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

(c)            with respect to any item of Trust Account Property that is an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (b) above, (i) registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian, or (ii) registration on the books and records of the issuer thereof in the name of another person, other than a securities intermediary, who acknowledges that it holds such uncertificated security for the benefit of the Indenture Trustee or its nominee or custodian.

“Depositor” means Porsche Auto Funding LLC, a Delaware limited liability company, in its capacity as Depositor under the Trust Agreement.

“Determination Date” means the second Business Day preceding the related Payment Date, beginning in November 2026.

“Dollar” and “$” mean lawful currency of the United States.

“DTC” means The Depository Trust Company, and its successors.

“E-Sign Act” means the Electronic Signatures in Global and National Commerce Act.

“Eligible Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution (which may by be the Owner Trustee, the Indenture Trustee or any of their respective Affiliates) organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, or is an affiliate of such trustee, so long as the long-term deposit rating or issuer rating of such depository institution shall have a credit rating from S&P of at least “BBB” and a credit rating from Moody’s in one of its generic rating categories which signifies investment grade.

“Eligible Institution” means a depository institution or trust company (which may be the Owner Trustee, the Indenture Trustee or any of their respective Affiliates) organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) which at all times (a) satisfies one of the following conditions (i) has (A) a long-term unsecured debt of such depository institution shall have a credit rating from Moody’s of at least “A2” and (B) either a short-term issuer rating of at least “A-1” by S&P or a long-term deposit rating or issuer rating of “A” by S&P or (ii) is an institution that otherwise satisfies the Rating Agency Condition and (b) whose deposits are insured by the Federal Deposit Insurance Corporation up to the legal limits of such insurance.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

A-12	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Event of Default” has the meaning set forth in Section 5.1 of the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means any reports on Form 10-D, Form 8-K and Form 10-K filed or to be filed by the Seller with respect to the Issuer under the Exchange Act.

“FATCA” means Sections 1471 through 1474 of the Code, any regulations or official interpretations thereunder or official interpretations thereof and any current or future agreements entered into pursuant to Section 1471(b)(1) of the Code, any published intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any applicable fiscal or regulatory legislation, rules or official practices adopted pursuant to such published intergovernmental agreement.

“FATCA Withholding” means any withholding or deduction required pursuant to FATCA.

“Final Scheduled Payment Date” means, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2a Notes, the Class A-2a Final Scheduled Payment Date, (iii) the Class A-2b Notes, the Class A-2b Final Scheduled Payment Date, (iv) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, and (v) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date.

“Financed Vehicle” means an automobile or sport utility vehicle, together with all accessions thereto, securing an Obligor’s indebtedness under the applicable Receivable.

“Form 10-D Disclosure Item” means, with respect to any Person, (a) any legal proceedings pending against such Person or of which any property of such Person is then subject, or (b) any proceedings known to be contemplated by governmental authorities against such Person or of which any property of such Person would be subject, in each case that would be material to the Noteholders.

“FRBNY” means the Federal Reserve Bank of New York.

“FRBNY’s Website” means the website of the FRBNY, currently at https://www.newyorkfed.org/markets/reference-rates/sofr-averages-and-index or at such other page as may replace such page on the FRBNY’s website.

“Global Notes” has the meaning set forth in Section 2.10 of the Indenture.

“Governmental Authority” means any (a) Federal, state, municipal, foreign or other governmental entity, board, bureau, agency or instrumentality, (b) administrative or regulatory authority (including any central bank or similar authority) or (c) court or judicial authority.

“Grant” means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a Lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb “to Grant” shall have correlative meanings.

A-13	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Hague Securities Convention” means the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities held with an Intermediary (concluded July 5, 2006).

“Holder” means, as the context may require, the Certificateholder or a Noteholder or both.

“Indenture” means the Indenture, dated as of the Closing Date, between the Issuer and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Indenture Trustee” means U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but as indenture trustee under the Indenture, or any successor trustee under the Indenture.

“Independent” means, when used with respect to any specified Person, that such Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Administrator and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Administrator or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Administrator or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Appendix A and that the signer is Independent within the meaning thereof.

“Initial Class A-1 Note Balance” means $200,000,000.

“Initial Class A-2a Note Balance” means $225,500,000.

“Initial Class A-2b Note Balance” means $100,000,000.

“Initial Class A-3 Note Balance” means $325,500,000.

“Initial Class A-4 Note Balance” means $60,000,000.

“Initial Note Balance” means, for any Class, the Initial Class A-1 Note Balance, the Initial Class A-2a Note Balance, the Initial Class A-2b Note Balance, the Initial Class A-3 Note Balance, and the Initial Class A-4 Note Balance, as applicable, or with respect to the Notes generally, the sum of the foregoing.

A-14	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Initial Reserve Account Deposit Amount” means an amount equal to $2,335,897.44.

“Instituting Noteholders” has the meaning set forth in Section 7.5(a) of the Indenture.

“Insurance Policy” means (i) any theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle, and (ii) any credit life or credit disability insurance payable in connection with any Receivable.

“Interest Period” means, with respect to any specified Payment Date, (a) with respect to the Class A-1 Notes and the Class A-2b Notes, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date to but excluding that specified Payment Date (for example, for a Payment Date in June, the Interest Period is from and including the Payment Date in May to but excluding the Payment Date in June) and (b) for the Class A-2a Notes, the Class A-3 Notes and the Class A-4 Notes, the period from and including the 22nd day of the calendar month preceding each Payment Date (or the Closing Date in the case of the first Payment Date) to but excluding the 22nd day of the month in which that Payment Date occurs.

“Interest Rate” means (a) with respect to the Class A-1 Notes, the Class A-1 Interest Rate, (b) with respect to the Class A-2a Notes, the Class A-2a Interest Rate, (c) with respect to the Class A-2b Notes, the Class A-2b Interest Rate, (d) with respect to the Class A-3 Notes, the Class A-3 Interest Rate, and (e) with respect to the Class A-4 Notes, the Class A-4 Interest Rate.

“Investment Earnings” means any investment earnings (net of investment losses and expenses) from the investment of amounts on deposit in the Collection Account, the Principal Distribution Account and the Reserve Account.

“Investor” means (a) with respect to any Global Note, each related Note Owner and (b) with respect to any Definitive Note, each related Noteholder.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark.

“ISDA Fallback Rate” shall mean the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

A-15	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Issuer” means Porsche Financial Auto Securitization Trust 2026-1, a Delaware statutory trust established pursuant to the Trust Agreement and the filing of the Certificate of Trust, until a successor replaces it and, thereafter, means such successor.

“Issuer Order” and “Issuer Request” means a written order or request of the Issuer signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Item 1119 Party” means the Seller, PFLP, the Servicer, the Indenture Trustee, the Owner Trustee, the Asset Representations Reviewer, any Underwriter of the Notes and any other material transaction party identified by the Seller, PFS or PFLP to the Indenture Trustee and the Owner Trustee in writing.

“Lien” means, for any asset or property of a Person, a lien, charge, excise, claim, security interest, mortgage, pledge or other encumbrance in, of or on such asset or property in favor of any other Person, except any Permitted Lien.

“Liquidated Receivable” means, with respect to any Collection Period, any Receivable as to which (a) such Receivable became a Defaulted Receivable more than 120 days prior to the end of such Collection Period, (b) the Servicer repossessed and has held the related Financed Vehicle in inventory more than 120 days but has not liquidated the related Financed Vehicle, (c) the entire related Outstanding Principal Balance has been fully charged off in accordance with the Customary Servicing Practices or (d) the Servicer’s Records, in accordance with its Customary Servicing Practices, disclose that all insurance proceeds with respect to the related Financed Vehicle expected to be received have been identified by the Servicer as belonging to the Issuer following a casualty or other loss with respect to the Financed Vehicle. The Outstanding Principal Balance of any Receivable that becomes a “Liquidated Receivable” will be deemed to be zero as of the date it becomes a “Liquidated Receivable”.

“Liquidation Proceeds” means, with respect to any Defaulted Receivable, (a) insurance proceeds received by the Servicer with respect to the Insurance Policies, (b) amounts received by the Servicer in connection with such Receivable pursuant to the exercise of rights under such Receivable and (c) the monies collected by the Servicer (from whatever source, including proceeds of a sale of a Financed Vehicle, a deficiency balance recovered from the Obligor after the charge-off of such Receivable or as a result of any recourse against the related Dealer, if any) on such Receivable other than any monthly payments by or on behalf of the Obligor thereunder or any full or partial prepayment of such Receivable, in the case of each of the foregoing clauses (a) through (c), net of any expenses (including, without limitation, any auction, painting, repair or refurbishment expenses in respect of the related Financed Vehicle) incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor; provided, however, that the Repurchase Price for any Receivable shall not constitute “Liquidation Proceeds”.

“Liquidity Advance” has the meaning set forth in Section 4.3(c) of the Sale and Servicing Agreement.

“Monthly Remittance Condition” has the meaning set forth in Section 4.2 of the Sale and Servicing Agreement.

A-16	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Moody’s” means Moody’s Investors Service, Inc., or any successor that is a nationally recognized statistical rating organization.

“Net Pool Balance” means, as of any date, the aggregate Outstanding Principal Balance of all Receivables (other than Liquidated Receivables) of the Issuer on such date.

“Note” means a Class A-1 Note, Class A-2a Note, Class A-2b Note, Class A-3 Note or Class A-4 Note, in each case substantially in the form of Exhibit A to the Indenture.

“Note Balance” means, with respect to any date of determination, for any Class, the Class A-1 Note Balance, the Class A-2a Note Balance, the Class A-2b Note Balance, the Class A-3 Note Balance or the Class A-4 Note Balance, as applicable, or with respect to the Notes generally, the sum of all of the foregoing.

“Note Depository Agreement” means the letter of representations, dated as of the Closing Date, executed by the Issuer in favor of DTC, as the initial Clearing Agency relating to the Notes, as the same may be amended or supplemented from time to time.

“Note Factor” means, with respect to the Notes or any Class of Notes on any Payment Date, a six-digit decimal figure equal to the Note Balance of the Notes or such Class of Notes, as applicable, as of the end of the preceding Collection Period divided by the Note Balance of the Notes or such Class of Notes, as applicable, as of the Closing Date. The Note Factor will be 1.000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the Note Balance of the Notes or such Class of Notes, as applicable.

“Note Owner” means, with respect to a Global Note, the Person who is the beneficial owner of such Global Note, as reflected on the books of the Clearing Agency or a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Note Register” and “Note Registrar” have the respective meanings set forth in Section 2.4 of the Indenture.

“Noteholder” means, as the context requires, all of the Class A-1 Noteholders, the Class A-2a Noteholders, the Class A-2b Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, or any of the foregoing.

“Noteholder Direction” has the meaning set forth in Section 7.5(a) of the Indenture.

“Noteholders’ Interest Carryover Shortfall” means, with respect to any Payment Date, the excess, if any, of the Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Noteholders’ Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that was actually paid to Noteholders on such preceding Payment Date, plus interest on the amount of Noteholders’ Monthly Accrued Interest and any outstanding Noteholders’ Interest Carryover Shortfall due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the respective Interest Rates borne by such Notes for the related Interest Period.

A-17	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Noteholders’ Monthly Accrued Interest” means, with respect to any Payment Date, the aggregate amount of interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3 Notes and the Class A-4 Notes at their respective Interest Rate for such Class on the Note Balance of the Notes of each such Class as of the immediately preceding Payment Date (or the Closing Date, in the case of the first Interest Period), after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date.

“Obligor” means, for any Receivable, each Person obligated to pay such Receivable.

“Officer’s Certificate” means (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Administrator on behalf of the Issuer and (ii) with respect to the Seller, the Administrator or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer or the controller of the Seller, the Administrator or the Servicer, as applicable.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture or any other applicable Transaction Document, be employees of or counsel to the Issuer, the Servicer, the Seller or the Administrator, and which opinion or opinions comply with any applicable requirements of the Transaction Documents and are in form and substance reasonably satisfactory to the recipient(s). Opinions of Counsel need address matters of law only and may be based upon stated assumptions as to relevant matters of fact.

“Optional Purchase” has the meaning set forth in Section 8.1 of the Sale and Servicing Agreement.

“Optional Purchase Price” has the meaning set forth in Section 8.1 of the Sale and Servicing Agreement.

“Originator” means, with respect to any Receivable, PFS.

“Other Assets” means any assets (or interests therein) (other than the Trust Estate) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Issuer, whether by way of a sale, capital contribution or by virtue of the granting of a Lien.

“Outstanding” means, with respect to the Notes, as of any date, all Notes (or all Notes of an applicable Class) theretofore authenticated and delivered under the Indenture except:

(i)            Notes (or Notes of an applicable Class) theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii)            Notes (or Notes of an applicable Class) or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

A-18	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

(iii)            Notes (or Notes of an applicable Class) in exchange for or in lieu of other Notes (or Notes of such Class) that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether Noteholders holding the requisite percentage of the Note Balance have given any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, PFLP, the Seller, the Servicer, the Administrator, any Certificateholder or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding unless all of the Notes are then owned by the Issuer, PFLP, the Seller, the Servicer, the Administrator, any Certificateholder or any of their respective Affiliates, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, vote or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee thereof provides written notice to the Indenture Trustee of such pledgee’s right so to act with respect to such Notes and that such pledgee is not the Issuer, PFLP, the Seller, the Servicer, the Administrator, any Certificateholder or any of their respective Affiliates.

“Outstanding Principal Balance” means, with respect to any Receivable as of any date, the outstanding principal balance of such Receivable calculated in accordance with the Customary Servicing Practices.

“Overcollateralization Amount” means, for any Payment Date, $23,358,975.71, or approximately 2.50% of the Adjusted Pool Balance as of the Cut-Off Date; provided, that the Overcollateralization Amount shall not exceed the Adjusted Pool Balance on such Payment Date.

“Owner Trustee” means Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

“Paying Agent” means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Principal Distribution Account, including the payment of principal of or interest on the Notes on behalf of the Issuer.

“Payment Date” means the 22nd day of each calendar month beginning in November 2026; provided, however, whenever a Payment Date would otherwise be a day that is not a Business Day, the Payment Date shall be the next Business Day. As used herein, the “related” Payment Date with respect to a Collection Period shall be deemed to be the Payment Date which immediately follows such Collection Period.

“Payment Default” has the meaning set forth in Section 5.4(a) of the Indenture.

A-19	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Permitted Investments” means any one or more of the following types of investments:

(a)            direct obligations of, and obligations fully guaranteed as to timely payment by, the United States;

(b)            demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts), provided that, at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a short-term issuer rating from S&P of at least “A-1” and from Moody’s of at least “P-1”;

(c)            commercial paper (including commercial paper of any Affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) having, at the time of the investment or contractual commitment to invest therein, a short-term issuer rating from S&P of at least “A-1” and from Moody’s of at least “P-1”;

(d)            investments in money market funds (including funds for which the Seller, the Servicer, the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a credit rating in the highest rating category from S&P and Moody’s;

(e)            bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)            repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and

(g)            any other investment with respect to which the Rating Agency Condition is satisfied.

Each of the Permitted Investments may be purchased from the Indenture Trustee or through an Affiliate of the Indenture Trustee.  Each Permitted Investment must mature or be liquidated on or before each Payment Date.

“Permitted Liens” means (a) any Liens created by the Transaction Documents, (b) any Liens for taxes not yet due and payable or the amount of which is being contested in good faith by appropriate proceedings and (c) any Liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like Liens securing obligations which are not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings.

A-20	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Person” means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“PFLP” means Porsche Funding Limited Partnership, a Delaware limited partnership, and its successors and assigns.

“PFS” means Porsche Financial Services, Inc., a Delaware corporation, and its successors and assigns.

“Physical Property” has the meaning specified in the definition of “Delivery” above.

“Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code, or any entity or account deemed to hold the plan assets of any of the foregoing.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; provided, however, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

“Prepayment Recognition Delay” means, with respect to a Receivable, a Payment Date and the related Collection Period, the prepaid (or otherwise satisfied) status of such Receivable was not recorded in the Servicer’s system in the same Collection Period as the scheduled payment.

“Principal Distribution Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Principal Distribution Amount” means, for any Payment Date, an amount equal to the excess, if any, of (a) the aggregate Outstanding Note Balance of the Notes as of the immediately preceding Payment Date (after giving effect to any payments made to the Holders of the Notes on such Payment Date), or as of the Closing Date, in the case of the first Payment Date, over the excess of (b) the Adjusted Pool Balance as of the last day of the related Collection Period minus the Overcollateralization Amount with respect to such Payment Date; provided, that the Principal Distribution Amount on and after the Final Scheduled Payment Date of any class of Notes will not be less than the amount that is necessary to reduce the aggregate Outstanding Note Balance of that Class of Notes to zero; provided, further, that if the amounts set forth in clauses first through fifth of Section 4.4(a) of the Sale and Servicing Agreement on such Payment Date would be sufficient to pay in full the aggregate unpaid Note Balance of all of the Outstanding Notes and the Servicer specifies in the Servicer’s Certificate that amounts on deposit in the Reserve Account will be included in the Reserve Account Draw Amount on any Payment Date, then the Principal Distribution Amount for such Payment Date will be an amount equal to the aggregate unpaid Note Balance of all of the Outstanding Notes.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

A-21	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Prospectus” means the final prospectus dated September 23, 2026 relating to the Notes.

“Purchase Agreement” means the Purchase Agreement, dated as of the Closing Date, between PFLP, as seller, and the Seller, as buyer, as amended, restated, modified or supplemented from time to time.

“Purchased Assets” has the meaning set forth in Section 2.1 of the Purchase Agreement.

“Rating Agency” means each of S&P and Moody’s.

“Rating Agency Condition” means, with respect to any event or circumstance and each Rating Agency, either (a) written confirmation (which may be in the form of a letter, press release or other publication, or a change in such Rating Agency’s published ratings criteria to this effect) by such Rating Agency that the occurrence of such event or circumstance will not cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to any of the Notes or (b) that such Rating Agency shall have been given notice of such event or circumstance at least ten days prior to the occurrence of such event or circumstance (or, if ten days’ advance notice is impracticable, as much advance notice as is practicable and is acceptable to such Rating Agency) and such Rating Agency shall not have issued any written notice that the occurrence of such event or circumstance will itself cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to the Notes. Notwithstanding the foregoing, no Rating Agency has any duty to review any notice given with respect to any event, and it is understood that such Rating Agency may not actually review notices received by it prior to or after the expiration of the ten (10) day period described in clause (b) above. Further, each Rating Agency retains the right to downgrade, qualify or withdraw its rating assigned to all or any of the Notes at any time in its sole judgment even if the Rating Agency Condition with respect to an event had been previously satisfied pursuant to clause (a) or clause (b) above.

“Rebate Advance” has the meaning set forth in Section 4.3(c) of the Sale and Servicing Agreement.

“Receivable” means any Contract with respect to a new, CPO or used automobile or sport utility vehicle which shall appear on the Schedule of Receivables and all Related Security in connection therewith which has not been released from the Lien of the Indenture.

“Receivable Files” has the meaning set forth in Section 2.4(a) of the Sale and Servicing Agreement.

“Record Date” means, unless otherwise specified in any Transaction Document, with respect to any Payment Date or Redemption Date, (i) for any Definitive Notes and for the Certificates, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date or Redemption Date occurs and (ii) for any Global Notes, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date.

“Records” means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights, to the extent legally transferable) relating to such Receivable or the related Obligor.

A-22	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Redemption Date” means, in the case of a redemption of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Administrator or the Issuer pursuant to Section 10.1 of the Indenture.

“Redemption Price” means an amount equal to the sum of (a) the unpaid Note Balance of all Notes redeemed plus (b) accrued and unpaid interest thereon at the applicable Interest Rate for the Notes being so redeemed, up to but excluding the Redemption Date.

“Reference Time” means, if the Benchmark is not the SOFR Rate, the time determined by the Administrator after giving effect to the Benchmark Replacement Conforming Changes.

“Registered Holder” means the Person in whose name a Note is registered on the Note Register on the related Record Date.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1110-229.1125, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518. 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided in writing by the Commission or its staff from time to time.

“Related Security” means, for any Receivable, (i) the security interest in the related Financed Vehicle, (ii) any rights to any proceeds from claims on any related Insurance Policy (if such Receivable became a Defaulted Receivable after the Cut-Off Date), (iii) any other property securing such Receivable, (iv) all rights of the Originator against the related Dealer and (v) all proceeds of the foregoing.

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“Reportable Event” means any event required to be reported on Form 8-K, and in any event, the following:

(a)            entry into a material definitive agreement related to the Issuer or the Notes or an amendment to a Transaction Document, even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(2) of Regulation AB);

(b)            termination of a Transaction Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Seller is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(2) of Regulation AB);

(c)            with respect to the Servicer only, the occurrence of a Servicer Replacement Event;

(d)            an Event of Default;

A-23	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

(e)            the resignation, removal, replacement, or substitution of the Indenture Trustee or the Owner Trustee; and

(f)            with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture.

“Repurchase Price” means, with respect to any Repurchased Receivable, a price equal to the Outstanding Principal Balance of such Receivable (calculated without giving effect to the second sentence of the definition of “Defaulted Receivable”) plus any unpaid accrued interest related to such Receivable accrued to and including the end of the Collection Period preceding the date that such Repurchased Receivable was purchased by the Servicer or PFLP, as applicable.

“Repurchased Receivable” means a Receivable purchased by PFLP pursuant to Section 3.4 of the Purchase Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement.

“Requesting Investor” has the meaning set forth in Section 7.4 of the Indenture.

“Requesting Party” has the meaning set forth in Section 3.7 of the Purchase Agreement.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Reserve Account Draw Amount” means, for any Payment Date, the amount withdrawn from the Reserve Account, equal to the lesser of (a) the Available Funds Shortfall Amount, if any, or (b) the amount on deposit in the Reserve Account (excluding any net investment earnings) on such Payment Date; provided, however, that if such Payment Date is the Redemption Date, the “Reserve Account Draw Amount” means an amount equal to the amount of cash or other immediately available funds on deposit in the Reserve Account on the Redemption Date.

“Reserve Account Excess Amount” means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the amount of cash or other immediately available funds in the Reserve Account (excluding any net Investment Earnings) on that Payment Date, after giving effect to all deposits to and withdrawals from the Reserve Account relating to that Payment Date, over (b) the Specified Reserve Account Balance with respect to that Payment Date.

“Responsible Officer” means, (a) with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of the Indenture, (b) with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee, including any Managing Director, Director, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or Associate, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, in each case, having direct responsibility for the administration of the Issuer, and (c) with respect to the Servicer or Seller, any officer of such Person having direct responsibility for the transactions contemplated by the Transaction Documents, including the President, Treasurer or Secretary or any Vice President, Controller, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

A-24	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Review Conditions” means (i) the Delinquency Percentage for any Payment Date exceeds the Delinquency Trigger for that Payment Date and (ii) the required percentage of Noteholders or Note Owners, as applicable, have voted to direct an Asset Review of the Subject Receivables.

“Review Notice” has the meaning set forth in Section 7.5 of the Indenture.

“Review Report” has the meaning set forth in Section 1.2 of the Asset Representations Review Agreement.

“Review Satisfaction Date” means, with respect to any Asset Review, the first date on which (a) the Delinquency Percentage for any Payment Date exceeds the Delinquency Trigger and (b) a Noteholder Direction with respect to such Asset Review has occurred.

“S&P” means S&P Global Ratings, or any successor that is a nationally recognized statistical rating organization.

“Sale and Servicing Agreement” means the Sale and Servicing Agreement, dated as of the Closing Date, among the Seller, the Issuer, the Servicer and the Indenture Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Sarbanes Certification” has the meaning set forth in Section 9.22(b)(iii) of the Sale and Servicing Agreement.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, modified or supplemented from time to time, and any successor law thereto.

“Schedule of Receivables” means the schedule of Receivables transferred to the Issuer on the Closing Date.

“Securities Account Control Agreement” means the Securities Account Control Agreement, dated as of the Closing Date, among the Issuer, the Servicer, the Securities Intermediary, and the Indenture Trustee, as the secured party.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Intermediary” means U.S. Bank National Association, in its capacity as a securities intermediary under the Securities Account Control Agreement, or any successors or assigns in such capacity.

A-25	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Seller” means Porsche Auto Funding LLC, a Delaware limited liability company, in its capacity as Seller under the Sale and Servicing Agreement.

“Servicer” means PFS, initially, and any replacement Servicer appointed pursuant to the Sale and Servicing Agreement.

“Servicer Replacement Event” means any one or more of the following that shall have occurred and be continuing:

(a)            any failure by the Servicer to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for ten (10) Business Days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing a majority of the aggregate outstanding principal amount of the Outstanding Notes;

(b)            any failure by the Servicer to duly observe or perform in any material respect any other of its covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for a period of ninety (90) days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate outstanding principal amount of the Outstanding Notes (it being understood that any repurchase of a Receivable by PFLP pursuant to Section 3.4 of the Purchase Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable);

(c)            any representation or warranty of the Servicer made in any Transaction Document to which the Servicer is a party or by which it is bound or any certificate delivered pursuant to the Sale and Servicing Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which failure continues unremedied for a period of ninety (90) days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the aggregate outstanding principal amount of the Outstanding Notes (it being understood that any repurchase of a Receivable by PFLP pursuant to Section 3.4 of the Purchase Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable); or

(d)            the Servicer suffers a Bankruptcy Event;

provided, however, that a delay in or failure of performance referred to under clauses (a), (b) or (c) above for a period of 120 days will not constitute a Servicer Replacement Event if such delay or failure was caused by force majeure or other similar occurrence. The existence or occurrence of any “material instance of noncompliance” (within the meaning of Item 1122 of Regulation AB) shall not create any presumption that any event in clauses (a), (b) or (c) above has occurred.

“Servicer’s Certificate” means the certificate delivered pursuant to Section 3.8 of the Sale and Servicing Agreement.

A-26	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Servicing Criteria” means the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” means, for any Payment Date, an amount equal to the product of (A) one-twelfth (or, in the case of the first Payment Date, a fraction, the numerator of which is the number of days from but not including the Cut-Off Date to and including the last day of the first Collection Period and the denominator of which is 360), (B) the Servicing Fee Rate and (C) the Net Pool Balance as of the first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-Off Date).

“Servicing Fee Rate” means 1.00% per annum.

“Similar Law” has the meaning set forth in Section 3.5 of the Trust Agreement.

“Simple Interest Method” means the method of calculating interest due on a motor vehicle receivable on a daily basis based on the actual outstanding principal balance of the receivable on that date.

“Simple Interest Receivable” means any motor vehicle receivable pursuant to which the payments due from the Obligors during any month are allocated between interest, principal and other charges based on the actual date on which a payment is received and for which interest is calculated using the Simple Interest Method.

“SOFR Adjustment Conforming Changes” means, with respect to any SOFR Rate, any technical, administrative or operational changes (including changes to the interest period, timing and frequency of determining rates and making payments of interest, rounding of amounts or tenors, and other administrative matters) that the Administrator decides, from time to time, may be appropriate to adjust such SOFR Rate in a manner substantially consistent with or conforming to market practice (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice exists, in such other manner as the Administrator determines is reasonably necessary).

“SOFR Adjustment Date” means the second U.S. Government Securities Business Day before the first day of such Interest Period.

“SOFR Determination Time” means 3:00 p.m. (New York time) on the U.S. Government Securities Business Day, at which time Compounded SOFR is published on the FRBNY’s Website.

“SOFR Rate” means, initially, a rate equal to Compounded SOFR; provided, that, the Administrator will have the right, in its sole discretion, to make applicable SOFR Adjustment Conforming Changes.

“Specified Reserve Account Balance” means, as of any Payment Date, an amount equal to 0.25% of the Adjusted Pool Balance as of the close of business on the Cut-Off Date; provided, however, on any Payment Date on or after the Notes are no longer Outstanding following payment in full of the principal of and interest on the Notes, the “Specified Reserve Account Balance” shall be $0.

A-27	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Statutory Trust Statute” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code § 3801 et seq.

“Sub-Servicer” means any Affiliate of the Servicer or any sub-contractor to whom any or all duties of the Servicer (including, without limitation, its duties as custodian) under the Transaction Documents have been delegated in accordance with Section 6.5 of the Sale and Servicing Agreement.

“Subject Receivables” means, for any Asset Review, all Receivables outstanding and held by the Issuer which are 60 or more days delinquent as of the first day on which the Review Conditions are satisfied (as determined in accordance with the Servicer’s Customary Servicing Practices); provided, however, that any Receivable that becomes a Repurchased Receivable or is paid off after such date will no longer be a Subject Receivable.

“Supplemental Servicing Fees” means any and all (i) late fees, (ii) extension fees, (iii) non-sufficient funds charges and (iv) any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable.

“Tax Information” means information and/or properly completed and signed tax certifications sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding, imposed on payments to the provider, and to allow the recipient to comply with any reporting or other obligations under any applicable tax law, including but not limited to Internal Revenue Service Form W-9, W-8BEN, W-8BEN-E, W-8ECI or W-8IMY, as applicable, and any required supporting documentation.

“Test Fail” has the meaning assigned to such term in the Asset Representations Review Agreement.

“TIA” or “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

“Transaction Documents” means the Indenture, the Notes, the Note Depository Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Administration Agreement, the Securities Account Control Agreement, the Asset Representations Review Agreement and the Trust Agreement, as the same may be amended or modified from time to time.

“Transferred Assets” means (a) the Purchased Assets, (b) all of the Seller’s rights under the Purchase Agreement, including the rights to enforce the repurchase obligation of PFLP for breaches of the representations and warranties of PFLP set forth in Schedule I to the Purchase Agreement, and (c) all proceeds of the foregoing.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning set forth in Section 4.1 of the Sale and Servicing Agreement.

A-28	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Trust Agreement” means the Trust Agreement, dated as of November 10, 2025, as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date, between the Depositor and the Owner Trustee, as the same may be amended, restated, modified or supplemented from time to time.

“Trust Estate” means all money, accounts, chattel paper, general intangibles, goods, instruments, investment property and other property of the Issuer, including without limitation (i) the Receivables acquired by the Issuer under the Sale and Servicing Agreement, the Related Security relating thereto and Collections thereon after the close of business on the Cut-Off Date, (ii) the Receivable Files, (iii) the rights of the Issuer to the funds on deposit from time to time in the Trust Accounts and any other account or accounts established pursuant to the Indenture or Sale and Servicing Agreement and all cash, investment property and other property from time to time credited thereto and all proceeds thereof (including investment earnings, net of losses and investment expenses, on amounts on deposit therein), (iv) the rights of the Seller, as buyer, under the Purchase Agreement, (v) the rights of the Issuer under the Sale and Servicing Agreement and the Administration Agreement and (vi) all proceeds of the foregoing.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

“U.S. Tax Person” means a Person that is a “United States person” as defined in Section 7701(a)(30) of the Code, generally including:

(a)            a citizen or resident of the United States;

(b)            a corporation or partnership organized in or under the laws of the United States, any State or the District of Columbia;

(c)            an estate, the income of which is includible in gross income for United States tax purposes, regardless of its source; or

(d)            a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. Tax Persons have the authority to control all substantial decisions of the trust or a trust that has elected to be treated as a U.S. Tax Person.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

“UETA” means Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transactions Act.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“Underwriters” means Wells Fargo Securities, LLC, RBC Capital Markets, LLC, SG Americas Securities, LLC and Truist Securities, Inc.

A-29	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

“Underwriting Agreement” means the Underwriting Agreement, dated as of September 23, 2026 among Wells Fargo Securities, LLC, on its own behalf and as representative of the several Underwriters, PFS and the Seller.

“United States” or “USA” means the United States of America (including all states, the District of Columbia, territories and political subdivisions thereof).

“Verification Documents” means, with respect to any Note Owner, a certification from such Note Owner certifying that such Person is in fact, a Note Owner, as well as an additional piece of documentation reasonably satisfactory to the recipient, such as a trade confirmation, account statement, letter from a broker or dealer or other similar document.

“Yield Supplement Overcollateralization Amount” means, with respect to any Payment Date, the dollar amount set forth next to such Payment Date on Schedule X hereto.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

A-30	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)

SCHEDULE X

YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

Payment Date	Yield Supplement Overcollateralization Amount	Payment Date	Yield Supplement Overcollateralization Amount
Closing Date	$26,321,895.52	March 2030	$3,869,687.43
November 2026	$24,865,358.17	April 2030	$3,567,165.72
December 2026	$24,149,927.51	May 2030	$3,277,024.19
January 2027	$23,443,233.10	June 2030	$2,999,369.30
February 2027	$22,745,409.77	July 2030	$2,734,298.22
March 2027	$22,056,593.72	August 2030	$2,481,899.60
April 2027	$21,376,922.50	September 2030	$2,242,301.22
May 2027	$20,706,514.76	October 2030	$2,015,647.23
June 2027	$20,045,460.98	November 2030	$1,801,966.02
July 2027	$19,393,808.76	December 2030	$1,601,288.65
August 2027	$18,751,610.24	January 2031	$1,413,638.10
September 2027	$18,118,912.27	February 2031	$1,238,874.79
October 2027	$17,495,805.34	March 2031	$1,076,815.15
November 2027	$16,882,389.16	April 2031	$927,347.19
December 2027	$16,278,750.40	May 2031	$790,337.93
January 2028	$15,684,981.03	June 2031	$665,645.78
February 2028	$15,101,082.13	July 2031	$553,098.94
March 2028	$14,527,072.11	August 2031	$452,574.48
April 2028	$13,962,948.49	September 2031	$363,955.45
May 2028	$13,408,724.19	October 2031	$287,338.66
June 2028	$12,864,466.39	November 2031	$222,291.88
July 2028	$12,330,164.09	December 2031	$168,301.60
August 2028	$11,805,830.72	January 2032	$124,682.17
September 2028	$11,291,510.68	February 2032	$90,510.44
October 2028	$10,787,292.25	March 2032	$64,521.85
November 2028	$10,293,254.22	April 2032	$45,445.65
December 2028	$9,809,511.59	May 2032	$32,153.88
January 2029	$9,336,188.54	June 2032	$23,493.94
February 2029	$8,873,408.38	July 2032	$18,082.72
March 2029	$8,421,256.89	August 2032	$14,510.96
April 2029	$7,979,849.35	September 2032	$11,387.26
May 2029	$7,549,301.84	October 2032	$8,711.22
June 2029	$7,129,728.31	November 2032	$6,454.16
July 2029	$6,721,255.91	December 2032	$4,594.70
August 2029	$6,324,028.58	January 2033	$3,106.95
September 2029	$5,938,193.08	February 2033	$1,975.35
October 2029	$5,563,875.41	March 2033	$1,143.10
November 2029	$5,201,209.39	April 2033	$577.05
December 2029	$4,850,335.66	May 2033	$228.08
January 2030	$4,511,389.23	June 2033	$59.06
February 2030	$4,184,473.48	July 2033 and thereafter	$0.00

X-1	Appendix A to the Sale and Servicing
Agreement (PFAST 2026-1)